EXHIBIT 99.1

                                 Morgan Stanley
                                  MSHEL 2005-2

                               MSHEL2005-2 Group 1

Selection Criteria: MSHEL2005-2 Group 1
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 2,892
Aggregate Principal Balance ($): 329,087,579
Weighted Average Current Mortgage Rate (%): 7.406
Non-Zero Weighted Average Margin (%): 6.398
Non-Zero Weighted Average Maximum Rate (%): 13.754
Weighted Average Stated Original Term (months): 347
Weighted Average Stated Remaining Term (months): 344
Weighted Average Combined Original LTV (%): 82.73
% First Liens: 93.45
% Owner Occupied: 96.90
% Purchase: 35.03
% Full Doc: 66.25
Non-Zero Weighted Average Credit Score: 629


2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Originator                                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Accredited                                                  152   22,072,687       6.71     7.463        352     80.23       624
First NLC                                                   259   32,452,386       9.86     7.560        351     81.69       615
Meritage                                                  1,438  139,316,854      42.33     7.639        345     85.07       635
MILA                                                         14    1,454,225       0.44     6.871        344     80.67       655
Wilmington                                                1,029  133,791,427      40.66     7.123        340     80.98       627
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Product Types                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                               2      154,946       0.05     7.713        117     69.71       638
Fixed - 15 Year                                              27    2,664,848       0.81     7.689        178     82.18       634
Fixed - 20 Year                                              33    1,260,643       0.38     9.494        237     90.96       633
Fixed - 30 Year                                             224   25,889,258       7.87     7.629        357     79.04       631
Interest Only Fixed - 30 Year                                 6    1,295,380       0.39     6.400        355     70.17       670
Interest Only Balloon 20/30                                   1      191,200       0.06     6.990        237     80.00       666
Balloon - 15/30                                             531   19,075,624       5.80    10.692        177     99.62       667
ARM - 6 Month                                                 5      857,906       0.26     5.810        356     78.01       680
ARM - 2 Year/6 Month                                      1,396  161,015,152      48.93     7.369        357     82.39       622
ARM - 3 Year/6 Month                                        208   30,283,872       9.20     7.216        357     80.39       621
ARM - 5 Year/6 Month                                          8    1,070,549       0.33     7.410        355     88.58       652
Interest Only ARM - 5 Year/6 Month                            9    1,725,036       0.52     6.162        355     79.36       643
Interest Only ARM - 2 Year/6 Month                          405   76,160,609      23.14     6.796        357     81.53       631
Interest Only ARM - 3 Year/6 Month                           37    7,442,556       2.26     6.225        357     83.25       663
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                       Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 2      507,000       0.15     4.861        357     87.44       762
5.000 - 5.999                                               171   32,038,765       9.74     5.786        355     79.45       660
6.000 - 6.999                                               820  126,616,994      38.48     6.614        355     79.44       638
7.000 - 7.999                                               786   98,815,806      30.03     7.502        355     83.00       611
8.000 - 8.999                                               373   35,674,806      10.84     8.516        351     85.40       615
9.000 - 9.999                                               223   15,345,248       4.66     9.518        311     89.32       618
10.000 - 10.999                                             292   12,440,981       3.78    10.576        228     96.73       648
11.000 - 11.999                                             184    6,394,610       1.94    11.403        209     98.49       632
12.000 - 12.999                                              28      848,434       0.26    12.462        207     99.90       652
13.000 - 13.999                                               3      109,570       0.03    13.284        177     98.78       648
14.000 - 14.999                                               9      271,380       0.08    14.235        192    100.00       640
15.000 - 15.999                                               1       23,986       0.01    15.990        175    100.00       625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.800
Maximum: 15.990
Weighted Average: 7.406


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                  156    2,902,390       0.88    10.886        187     99.80       649
25,001 - 50,000                                             487   18,076,652       5.49     9.922        245     92.94       649
50,001 - 75,000                                             430   26,839,752       8.16     8.593        314     87.54       642
75,001 - 100,000                                            346   30,629,428       9.31     7.544        356     82.14       627
100,001 - 125,000                                           425   47,853,710      14.54     7.350        354     82.25       635
125,001 - 150,000                                           371   50,907,851      15.47     7.164        355     81.58       635
150,001 - 175,000                                           166   26,836,115       8.15     7.095        355     81.96       618
175,001 - 200,000                                           127   23,893,461       7.26     6.968        353     80.43       622
200,001 - 225,000                                           107   22,792,336       6.93     7.008        353     80.18       611
225,001 - 250,000                                            68   16,110,204       4.90     6.852        356     81.97       626
250,001 - 275,000                                            64   16,762,980       5.09     6.840        354     80.92       621
275,001 - 300,000                                            55   15,757,607       4.79     6.853        357     81.37       619
300,001 - 325,000                                            39   12,129,926       3.69     6.678        357     79.12       620
325,001 - 350,000                                            42   14,157,257       4.30     6.750        356     80.45       623
350,001 - 375,000                                             4    1,416,236       0.43     6.406        356     83.72       628
375,001 - 400,000                                             4    1,525,774       0.46     6.342        356     84.65       666
475,001 - 500,000                                             1      495,900       0.15     6.500        355     95.00       650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9,966
Maximum: 495,900
Average: 113,792


6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Stated Original Term (months)                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
120                                                           2      154,946       0.05     7.713        117     69.71       638
180                                                         557   21,707,509       6.60    10.323        177     97.47       663
240                                                          34    1,451,843       0.44     9.164        237     89.52       637
360                                                       2,299  305,773,282      92.92     7.191        357     81.66       627
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 347


7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                     2      154,946       0.05     7.713        117     69.71       638
169 - 180                                                   557   21,707,509       6.60    10.323        177     97.47       663
229 - 240                                                    34    1,451,843       0.44     9.164        237     89.52       637
349 - 360                                                 2,299  305,773,282      92.92     7.191        357     81.66       627
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 359
Weighted Average: 344


8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Combined Original LTV Ratios (%)               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                                 1       84,857       0.03     6.875        358     24.85       600
25.01 - 30.00                                                 5      493,493       0.15     7.176        358     27.83       664
30.01 - 35.00                                                 3      219,436       0.07     8.686        356     33.16       585
35.01 - 40.00                                                 8      771,698       0.23     7.304        342     38.33       595
40.01 - 45.00                                                13    1,030,332       0.31     7.084        347     42.14       600
45.01 - 50.00                                                12    1,226,660       0.37     7.084        357     47.79       605
50.01 - 55.00                                                22    3,294,438       1.00     6.882        349     52.39       610
55.01 - 60.00                                                21    3,537,031       1.07     6.923        357     58.03       603
60.01 - 65.00                                                58    8,875,207       2.70     6.710        355     63.13       611
65.01 - 70.00                                                90   13,781,216       4.19     7.178        355     68.87       591
70.01 - 75.00                                               153   24,330,038       7.39     7.096        352     73.77       599
75.01 - 80.00                                             1,127  139,706,567      42.45     7.075        356     79.80       635
80.01 - 85.00                                               189   31,052,708       9.44     7.005        354     84.50       616
85.01 - 90.00                                               199   31,594,161       9.60     7.035        355     89.57       624
90.01 - 95.00                                               162   22,559,634       6.86     7.476        351     94.63       632
95.01 - 100.00                                              829   46,530,104      14.14     9.338        281     99.98       656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 24.85
Maximum: 100.00
Weighted Average: 82.73


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            824   50,531,900      15.36     8.801        275     87.02       646
<= 3.500                                                      7    1,880,971       0.57     5.914        356     76.62       627
3.501 - 4.000                                                 9    1,966,892       0.60     6.562        357     82.93       643
4.001 - 4.500                                                32    6,043,101       1.84     6.186        356     78.00       644
4.501 - 5.000                                                97   15,274,077       4.64     6.161        356     81.57       651
5.001 - 5.500                                               175   28,374,603       8.62     6.292        357     81.71       650
5.501 - 6.000                                               352   47,195,294      14.34     6.589        357     80.18       643
6.001 - 6.500                                               420   57,979,938      17.62     6.916        357     80.83       633
6.501 - 7.000                                               366   50,561,270      15.36     7.274        357     82.35       616
7.001 - 7.500                                               275   33,192,715      10.09     7.849        357     83.45       600
7.501 - 8.000                                               184   21,161,085       6.43     8.472        357     84.90       601
8.001 - 8.500                                                79    8,447,637       2.57     8.996        357     86.33       600
8.501 - 9.000                                                43    4,642,090       1.41     9.463        356     86.20       581
9.001 - 9.500                                                21    1,331,327       0.40    10.243        356     85.52       572
9.501 - 10.000                                                8      504,683       0.15    10.469        356     81.73       558
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.591
Maximum: 10.000
Non-Zero Weighted Average: 6.398


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            824   50,531,900      15.36     8.801        275     87.02       646
<=5.000                                                       2      507,000       0.15     4.861        357     87.44       762
5.001 - 5.500                                                23    4,595,953       1.40     5.394        357     81.07       667
5.501 - 6.000                                               154   28,176,259       8.56     5.865        356     79.39       657
6.001 - 6.500                                               297   47,843,000      14.54     6.351        357     79.84       644
6.501 - 7.000                                               454   66,765,488      20.29     6.825        357     80.09       629
7.001 - 7.500                                               390   49,408,821      15.01     7.317        357     82.49       611
7.501 - 8.000                                               312   39,856,470      12.11     7.784        356     84.61       610
8.001 - 8.500                                               145   13,983,445       4.25     8.298        357     84.29       615
8.501 - 9.000                                               158   15,658,729       4.76     8.827        357     86.82       615
9.001 - 9.500                                                62    5,897,099       1.79     9.278        356     85.54       595
9.501 - 10.000                                               36    3,433,602       1.04     9.811        356     88.20       594
10.001 -10.500                                               13      846,578       0.26    10.308        356     87.53       575
10.501 - 11.000                                              17    1,235,251       0.38    10.790        355     87.25       563
11.001 - 11.500                                               4      280,084       0.09    11.300        355     90.48       565
11.501 - 12.000                                               1       67,901       0.02    11.999        355    100.00       598
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.800
Maximum: 11.999
Non-Zero Weighted Average: 7.153


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            824   50,531,900      15.36     8.801        275     87.02       646
<= 12.500                                                   235   41,051,895      12.47     6.065        357     78.61       651
12.501 - 13.000                                             308   53,012,070      16.11     6.559        357     79.33       631
13.001 - 13.500                                             286   45,636,622      13.87     6.778        357     81.34       622
13.501 - 14.000                                             296   38,732,409      11.77     7.079        357     81.58       622
14.001 - 14.500                                             277   31,185,483       9.48     7.376        357     83.59       622
14.501 - 15.000                                             251   29,938,104       9.10     7.807        356     85.71       622
15.001 - 15.500                                             134   12,386,846       3.76     8.325        357     84.25       620
15.501 - 16.000                                             153   15,266,070       4.64     8.833        357     86.79       614
16.001 - 16.500                                              57    5,482,764       1.67     9.269        356     84.93       593
16.501 - 17.000                                              36    3,433,602       1.04     9.811        356     88.20       594
17.001 - 17.500                                              13      846,578       0.26    10.308        356     87.53       575
17.501 - 18.000                                              17    1,235,251       0.38    10.790        355     87.25       563
18.001 - 18.500                                               4      280,084       0.09    11.300        355     90.48       565
18.501 - 19.000                                               1       67,901       0.02    11.999        355    100.00       598
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.800
Maximum: 18.999
Non-Zero Weighted Average: 13.754


12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            824   50,531,900      15.36     8.801        275     87.02       646
1                                                             1       66,678       0.02     6.450        352     80.00       678
1.5                                                         107   16,165,887       4.91     7.469        355     82.47       625
2                                                           230   40,533,330      12.32     6.782        357     83.75       638
3                                                         1,730  221,789,784      67.40     7.198        357     81.59       624
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.767


13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            824   50,531,900      15.36     8.801        275     87.02       646
1                                                           854  139,208,445      42.30     6.893        357     80.00       619
1.5                                                       1,214  139,347,234      42.34     7.413        356     83.91       633
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.250


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            824   50,531,900      15.36     8.801        275     87.02       646
Jul-05                                                        2      487,265       0.15     5.819        356     74.61       672
Aug-05                                                        1       92,447       0.03     6.490        357     90.00       627
Sep-05                                                        2      278,194       0.08     5.568        357     80.00       714
Jul-06                                                        2      389,423       0.12     7.486        350     92.59       596
Aug-06                                                        9    1,146,155       0.35     6.835        351     84.81       617
Sep-06                                                       19    3,007,064       0.91     6.928        352     81.40       612
Oct-06                                                        9    1,202,243       0.37     6.950        353     76.22       597
Nov-06                                                       42    4,953,036       1.51     7.555        354     79.62       634
Dec-06                                                      244   26,791,330       8.14     7.318        355     83.91       636
Jan-07                                                      466   67,017,678      20.36     7.203        356     81.78       618
Feb-07                                                      446   58,148,727      17.67     7.238        357     82.69       628
Mar-07                                                      548   72,239,804      21.95     7.076        358     81.34       626
Apr-07                                                       16    2,280,299       0.69     6.972        359     86.89       628
Sep-07                                                        4      904,497       0.27     6.986        352     75.08       602
Oct-07                                                        1      116,842       0.04     6.500        353     80.00       678
Nov-07                                                        1      235,471       0.07     7.750        354     80.00       577
Dec-07                                                       10    1,099,352       0.33     7.094        355     83.14       646
Jan-08                                                       62   10,723,469       3.26     6.883        356     81.13       635
Feb-08                                                       57    8,824,247       2.68     6.560        357     83.45       652
Mar-08                                                       88   12,759,792       3.88     7.400        358     79.54       612
Apr-08                                                       22    3,062,757       0.93     7.195        359     80.14       627
Oct-09                                                        1      112,800       0.03     6.450        353     80.00       742
Nov-09                                                        3      537,270       0.16     6.199        354     76.74       650
Dec-09                                                       10    1,864,068       0.57     6.693        355     83.83       645
Jan-10                                                        3      281,447       0.09     7.203        356     89.57       608
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
California                                                  242   45,066,548      13.69     6.979        346     78.89       623
Florida                                                     355   39,380,047      11.97     7.610        343     83.72       636
Arizona                                                     254   26,425,453       8.03     7.314        342     85.16       637
Illinois                                                    110   14,601,156       4.44     7.412        342     82.05       630
Nevada                                                       84   13,404,365       4.07     7.046        347     80.28       626
Virginia                                                     98   12,092,023       3.67     7.347        343     80.93       624
Maryland                                                     72   12,076,121       3.67     7.278        349     81.01       612
Washington                                                   86   10,163,219       3.09     7.167        340     84.24       635
Oregon                                                       92   10,004,115       3.04     7.376        334     84.84       642
Pennsylvania                                                106    9,253,932       2.81     7.654        345     86.75       637
Massachusetts                                                45    9,241,699       2.81     6.929        350     76.58       631
Missouri                                                    112    8,587,454       2.61     7.870        343     84.97       624
Indiana                                                     114    8,480,020       2.58     7.807        349     85.99       631
Ohio                                                         91    7,964,883       2.42     7.614        349     84.29       623
Michigan                                                     78    7,877,640       2.39     7.690        353     83.54       629
Other                                                       953   94,468,904      28.71     7.556        343     83.50       628
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 47


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Occupancy                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                   2,799  318,896,894      96.90     7.410        344     82.89       628
Investment                                                   84    8,884,859       2.70     7.249        357     77.65       674
Second Home                                                   9    1,305,826       0.40     7.452        356     78.70       649
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Property Type                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                   2,265  255,231,714      77.56     7.420        346     82.75       626
Planned Unit Development                                    345   42,526,678      12.92     7.300        339     83.75       634
Condominium                                                 162   15,958,962       4.85     7.330        342     81.53       651
2-4 Family                                                  120   15,370,225       4.67     7.543        338     80.89       642
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                       1,199  189,721,401      57.65     7.094        352     80.50       615
Purchase                                                  1,513  115,276,724      35.03     7.998        330     86.42       652
Refinance - Rate Term                                       180   24,089,455       7.32     7.029        346     82.62       634
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Documentation Level                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                        1,954  218,032,206      66.25     7.322        347     83.35       618
Stated Documentation                                        884  104,042,732      31.62     7.582        338     81.36       653
Limited Documentation                                        54    7,012,642       2.13     7.402        342     83.88       632
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Credit Score                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                    28    3,526,401       1.07     8.103        351     73.42       510
525 - 549                                                   136   20,734,971       6.30     7.689        355     74.40       538
550 - 574                                                   185   28,349,017       8.61     7.526        355     77.38       561
575 - 599                                                   257   37,467,482      11.39     7.542        355     82.89       586
600 - 624                                                   598   62,777,242      19.08     7.503        345     83.06       612
625 - 649                                                   631   63,766,075      19.38     7.415        342     84.36       636
650 - 674                                                   487   54,008,252      16.41     7.212        342     84.62       660
675 - 699                                                   266   29,073,667       8.83     7.259        336     84.74       686
700 - 724                                                   134   12,874,531       3.91     7.135        330     85.40       711
725 - 749                                                    91    7,900,433       2.40     7.159        324     86.06       738
750 - 774                                                    62    6,596,999       2.00     7.037        323     83.59       762
775 - 799                                                    13    1,600,317       0.49     7.075        347     87.57       782
800 +                                                         4      412,191       0.13     6.785        326     64.13       812
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 501
Maximum: 816
Non-Zero Weighted Average: 629


21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                           409   35,130,492      10.68     8.171        334     84.80       631
12                                                          107   14,447,616       4.39     7.613        332     81.26       630
21                                                           48   10,982,002       3.34     6.482        356     83.04       653
24                                                        1,812  204,844,590      62.25     7.362        347     82.87       626
33                                                            2      401,500       0.12     7.124        356     68.68       583
36                                                          514   63,281,380      19.23     7.237        343     81.51       633
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26


22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
Lien                                                   Mortgage   Principal   Principal  Interest    Term     Original    FICO
Position                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                  2,292  307,546,799      93.45     7.176        355     81.55       627
2nd Lien                                                    600   21,540,780       6.55    10.694        192     99.65       666
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Interest Only Term                                      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                         2,434  242,272,799      73.62     7.649        340     83.18       627
24                                                          215   37,624,586      11.43     6.809        357     83.78       638
36                                                           10    1,894,620       0.58     6.834        357     86.10       635
60                                                          233   47,295,574      14.37     6.660        356     79.43       632
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    2,892  329,087,579     100.00     7.406        344     82.73       629
------------------------------------------------------------------------------------------------------------------------------------



This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                  MSHEL 2005-2

                               MSHEL2005-2 Group 2

Selection Criteria: MSHEL2005-2 Group 2
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 3,035
Aggregate Principal Balance ($): 589,519,766
Weighted Average Current Mortgage Rate (%): 7.166
Non-Zero Weighted Average Margin (%): 6.362
Non-Zero Weighted Average Maximum Rate (%): 13.825
Weighted Average Stated Original Term (months): 355
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 82.16
% First Liens: 95.65
% Owner Occupied: 98.02
% Purchase: 59.69
% Full Doc: 50.00

Non-Zero Weighted Average Credit Score: 641


2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Originator                                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Accredited                                                  113   21,580,027       3.66     7.316        354     83.25       631
First NLC                                                 1,633  284,262,683      48.22     7.232        355     81.55       632
Meritage                                                    665  153,463,824      26.03     7.287        350     84.27       657
MILA                                                          8    1,859,134       0.32     6.807        352     82.64       601
Wilmington                                                  616  128,354,098      21.77     6.856        347     80.82       647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Product Types                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                              18    1,338,503       0.23     7.433        177     67.14       630
Fixed - 20 Year                                              41    2,818,479       0.48     8.609        237     84.92       625
Fixed - 25 Year                                               1      288,736       0.05     5.990        297     50.43       668
Fixed - 30 Year                                             506   60,625,642      10.28     7.660        357     82.73       634
Interest Only Fixed - 30 Year                                12    3,061,004       0.52     6.334        356     82.97       667
Balloon - 15/30                                             238   13,535,626       2.30    10.708        177     99.27       666
ARM - 6 Month                                                10    2,479,095       0.42     6.413        355     79.10       638
ARM - 2 Year/6 Month                                        792  153,792,895      26.09     7.320        357     82.89       627
ARM - 3 Year/6 Month                                        624  108,971,757      18.48     7.360        357     80.84       611
ARM - 5 Year/6 Month                                         13    2,357,337       0.40     7.142        356     87.72       627
Interest Only ARM - 5 Year/6 Month                            5    1,599,070       0.27     6.247        356     81.79       687
Interest Only ARM - 2 Year/6 Month                          577  181,374,459      30.77     6.719        357     81.63       663
Interest Only ARM - 3 Year/6 Month                          198   57,277,162       9.72     6.475        357     80.02       668
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                       Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 2      663,556       0.11     4.940        353     79.65       699
5.000 - 5.999                                               264   81,705,898      13.86     5.711        356     79.23       674
6.000 - 6.999                                               980  241,994,674      41.05     6.579        356     80.59       652
7.000 - 7.999                                               804  158,703,025      26.92     7.498        356     81.84       626
8.000 - 8.999                                               407   66,289,522      11.24     8.496        354     84.68       604
9.000 - 9.999                                               243   22,619,636       3.84     9.465        330     92.55       624
10.000 - 10.999                                             164   10,281,604       1.74    10.505        263     97.38       648
11.000 - 11.999                                              99    4,789,872       0.81    11.439        246     97.31       639
12.000 - 12.999                                              33    1,322,355       0.22    12.416        273     99.07       634
13.000 - 13.999                                              10      358,852       0.06    13.401        193    100.00       630
14.000 - 14.999                                              26      730,350       0.12    14.367        186     99.72       616
15.000 - 15.999                                               3       60,421       0.01    15.000        217    100.00       609
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.890
Maximum: 15.000
Weighted Average: 7.166


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                   76    1,419,244       0.24    11.801        228     99.50       643
25,001 - 50,000                                             193    7,371,353       1.25    10.410        282     93.08       634
50,001 - 75,000                                             264   16,954,423       2.88     8.984        322     88.42       625
75,001 - 100,000                                            310   27,167,482       4.61     8.528        324     86.56       624
100,001 - 125,000                                           255   28,519,103       4.84     7.867        342     84.11       618
125,001 - 150,000                                           191   26,285,993       4.46     7.515        353     82.40       604
150,001 - 175,000                                           270   43,648,184       7.40     7.273        355     83.17       631
175,001 - 200,000                                           279   52,318,053       8.87     7.163        356     81.35       632
200,001 - 225,000                                           207   43,929,184       7.45     7.051        357     81.92       637
225,001 - 250,000                                           173   41,078,727       6.97     7.074        355     80.24       639
250,001 - 275,000                                           131   34,379,618       5.83     6.884        357     81.80       652
275,001 - 300,000                                           107   30,859,185       5.23     6.863        355     80.21       657
300,001 - 325,000                                            94   29,337,902       4.98     7.097        357     82.96       646
325,001 - 350,000                                            77   25,908,972       4.39     6.778        357     81.23       655
350,001 - 375,000                                            79   28,665,317       4.86     6.773        357     81.10       650
375,001 - 400,000                                            79   30,738,373       5.21     6.624        357     80.62       647
400,001 - 425,000                                            54   22,405,906       3.80     6.731        357     80.38       651
425,001 - 450,000                                            44   19,236,104       3.26     6.630        357     82.99       661
450,001 - 475,000                                            40   18,462,301       3.13     6.755        357     83.15       667
475,001 - 500,000                                            51   25,144,168       4.27     6.670        357     79.98       658
500,001 - 750,000                                            61   35,690,175       6.05     6.500        357     79.54       653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9,985
Maximum: 750,000
Average: 194,240


6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Stated Original Term (months)                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
180                                                         256   14,874,129       2.52    10.414        177     96.38       663
240                                                          41    2,818,479       0.48     8.609        237     84.92       625
300                                                           1      288,736       0.05     5.990        297     50.43       668
360                                                       2,737  571,538,422      96.95     7.075        357     81.79       641
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 355


7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
169 - 180                                                   256   14,874,129       2.52    10.414        177     96.38       663
229 - 240                                                    41    2,818,479       0.48     8.609        237     84.92       625
289 - 300                                                     1      288,736       0.05     5.990        297     50.43       668
337 - 348                                                     1       93,818       0.02     7.150        348     90.00       558
349 - 360                                                 2,736  571,444,604      96.93     7.075        357     81.79       641
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 171
Maximum: 360
Weighted Average: 352


8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Combined Original LTV Ratios (%)               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                 1       49,934       0.01     8.125        358     14.49       578
15.01 - 20.00                                                 2       99,444       0.02     7.875        208     17.64       541
20.01 - 25.00                                                 3      234,677       0.04     7.139        358     22.73       584
25.01 - 30.00                                                 2      607,784       0.10     7.131        315     28.84       593
30.01 - 35.00                                                 4      578,295       0.10     7.438        358     33.74       617
35.01 - 40.00                                                 1      149,867       0.03     6.600        359     36.59       613
40.01 - 45.00                                                 9    1,520,407       0.26     7.023        358     43.39       599
45.01 - 50.00                                                12    2,315,727       0.39     6.269        353     48.48       652
50.01 - 55.00                                                18    2,852,614       0.48     6.632        333     52.35       601
55.01 - 60.00                                                30    5,055,224       0.86     6.735        357     57.86       601
60.01 - 65.00                                                65   11,928,424       2.02     7.130        355     63.14       590
65.01 - 70.00                                                78   16,370,350       2.78     6.922        355     68.44       599
70.01 - 75.00                                               125   29,614,313       5.02     6.879        356     73.49       603
75.01 - 80.00                                             1,310  319,779,563      54.24     6.808        357     79.85       659
80.01 - 85.00                                               301   55,433,530       9.40     7.364        354     84.48       602
85.01 - 90.00                                               367   62,527,247      10.61     7.524        355     89.58       614
90.01 - 95.00                                               126   25,392,768       4.31     7.365        349     94.57       642
95.01 - 100.00                                              581   55,009,599       9.33     8.897        315     99.92       660
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.49
Maximum: 100.00
Weighted Average: 82.16


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            816   81,667,990      13.85     8.139        320     85.19       640
<= 3.500                                                      9    3,024,828       0.51     6.016        357     78.91       674
3.501 - 4.000                                                12    4,106,562       0.70     5.775        356     83.81       691
4.001 - 4.500                                                46   12,408,677       2.10     5.810        356     80.89       673
4.501 - 5.000                                               185   43,609,709       7.40     6.469        357     80.99       639
5.001 - 5.500                                               185   52,949,271       8.98     6.152        356     81.30       663
5.501 - 6.000                                               281   78,687,415      13.35     6.342        357     80.94       658
6.001 - 6.500                                               396  100,654,566      17.07     6.777        357     81.00       649
6.501 - 7.000                                               374   87,305,611      14.81     7.175        357     81.36       650
7.001 - 7.500                                               269   53,437,175       9.06     7.735        357     81.64       619
7.501 - 8.000                                               219   36,793,306       6.24     8.281        357     83.20       606
8.001 - 8.500                                               132   21,438,165       3.64     8.711        357     86.10       588
8.501 - 9.000                                                68    8,587,891       1.46     9.158        357     87.62       579
9.001 - 9.500                                                27    3,407,096       0.58     9.442        357     82.97       583
9.501 - 10.000                                               11    1,109,742       0.19    10.102        358     86.86       549
>10.000                                                       5      331,761       0.06    11.408        356     89.11       586
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.250
Maximum: 11.249
Non-Zero Weighted Average: 6.362


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            816   81,667,990      13.85     8.139        320     85.19       640
<=5.000                                                       1      332,577       0.06     4.890        352     80.00       609
5.001 - 5.500                                                57   18,602,739       3.16     5.373        357     78.26       674
5.501 - 6.000                                               224   66,299,057      11.25     5.845        357     80.53       673
6.001 - 6.500                                               343   90,517,034      15.35     6.339        357     80.33       657
6.501 - 7.000                                               502  127,103,004      21.56     6.806        357     81.27       648
7.001 - 7.500                                               321   70,665,559      11.99     7.320        357     81.00       634
7.501 - 8.000                                               331   63,677,062      10.80     7.791        357     83.12       619
8.001 - 8.500                                               175   30,591,862       5.19     8.320        357     84.53       600
8.501 - 9.000                                               146   26,310,961       4.46     8.797        357     85.28       607
9.001 - 9.500                                                58    7,976,453       1.35     9.285        357     88.62       588
9.501 - 10.000                                               31    3,490,058       0.59     9.749        357     87.63       595
10.001 -10.500                                               11      882,452       0.15    10.261        356     86.97       564
10.501 - 11.000                                               9      728,483       0.12    10.766        356     86.41       557
11.001 - 11.500                                               6      457,506       0.08    11.211        355     86.54       570
11.501 - 12.000                                               3      186,400       0.03    11.775        355     86.00       568
12.001 - 12.500                                               1       30,566       0.01    12.249        356     85.00       574
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.890
Maximum: 12.249
Non-Zero Weighted Average: 7.009


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            816   81,667,990      13.85     8.139        320     85.19       640
<= 12.500                                                   190   58,716,738       9.96     5.877        357     79.25       668
12.501 - 13.000                                             294   82,767,358      14.04     6.241        357     81.22       665
13.001 - 13.500                                             300   76,612,777      13.00     6.443        357     80.44       654
13.501 - 14.000                                             404   98,393,990      16.69     6.864        357     81.43       642
14.001 - 14.500                                             304   64,598,285      10.96     7.346        357     81.26       632
14.501 - 15.000                                             308   58,851,383       9.98     7.807        357     83.06       621
15.001 - 15.500                                             161   28,986,510       4.92     8.322        357     84.31       603
15.501 - 16.000                                             141   25,347,312       4.30     8.802        357     84.89       607
16.001 - 16.500                                              57    7,873,172       1.34     9.285        357     88.60       588
16.501 - 17.000                                              30    3,418,844       0.58     9.749        357     87.68       597
17.001 - 17.500                                              11      882,452       0.15    10.261        356     86.97       564
17.501 - 18.000                                               9      728,483       0.12    10.766        356     86.41       557
18.001 - 18.500                                               6      457,506       0.08    11.211        355     86.54       570
18.501 - 19.000                                               3      186,400       0.03    11.775        355     86.00       568
19.001 - 19.500                                               1       30,566       0.01    12.249        356     85.00       574
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.875
Maximum: 19.249
Non-Zero Weighted Average: 13.825


12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            816   81,667,990      13.85     8.139        320     85.19       640
1                                                             2      424,923       0.07     7.111        351     80.00       617
1.5                                                          83   17,104,102       2.90     7.364        355     83.30       623
2                                                           279   93,622,312      15.88     6.721        357     82.87       665
3                                                         1,852  395,917,102      67.16     7.065        357     81.33       637
6                                                             3      783,336       0.13     5.898        356     80.00       732
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 6.000
Non-Zero Weighted Average: 2.768


13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            816   81,667,990      13.85     8.139        320     85.19       640
1                                                         1,581  344,752,527      58.48     6.948        357     80.76       636
1.5                                                         634  161,989,563      27.48     7.151        356     83.64       653
2                                                             3      982,170       0.17     5.836        356     80.00       717
6                                                             1      127,516       0.02     6.000        357     79.99       681
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 6.000
Non-Zero Weighted Average: 1.163


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                            816   81,667,990      13.85     8.139        320     85.19       640
Jul-05                                                        5    1,217,563       0.21     6.863        356     78.18       669
Aug-05                                                        3      664,144       0.11     6.563        353     80.00       597
Sep-05                                                        2      597,387       0.10     5.329        355     80.00       621
May-06                                                        1       93,818       0.02     7.150        348     90.00       558
Jul-06                                                        1      400,000       0.07     6.375        350     80.00       608
Aug-06                                                        6    1,109,687       0.19     7.163        351     83.00       611
Sep-06                                                        7    1,485,087       0.25     7.077        352     83.60       626
Oct-06                                                        6    1,591,127       0.27     6.702        353     84.60       647
Nov-06                                                       29    6,996,896       1.19     6.522        354     82.09       657
Dec-06                                                      164   38,897,255       6.60     7.127        355     84.13       645
Jan-07                                                      349   85,957,734      14.58     7.001        356     82.09       643
Feb-07                                                      283   71,906,993      12.20     7.075        357     82.66       653
Mar-07                                                      454  113,088,628      19.18     6.917        358     81.41       649
Apr-07                                                       69   13,640,131       2.31     7.074        359     81.28       631
Jul-07                                                        3      567,840       0.10     6.225        350     79.89       620
Sep-07                                                        4      478,045       0.08     7.746        352     80.02       602
Nov-07                                                       10    2,731,322       0.46     7.009        354     77.98       633
Dec-07                                                       32    7,476,747       1.27     6.876        355     77.62       625
Jan-08                                                      148   35,448,306       6.01     6.815        356     80.76       642
Feb-08                                                       90   18,083,805       3.07     7.005        357     80.74       630
Mar-08                                                      389   76,778,823      13.02     7.076        358     80.70       633
Apr-08                                                      146   24,684,031       4.19     7.434        359     80.86       608
Nov-09                                                        1      336,000       0.06     6.000        354     80.00       746
Dec-09                                                        6      738,837       0.13     7.187        355     87.37       614
Jan-10                                                       10    2,561,749       0.43     6.894        356     86.09       639
Feb-10                                                        1      319,820       0.05     5.750        357     80.00       737
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
California                                                  826  225,952,585      38.33     6.773        354     80.48       654
Florida                                                     469   71,825,715      12.18     7.505        351     82.35       633
Illinois                                                    231   43,078,293       7.31     7.334        356     83.16       625
Massachusetts                                                77   21,241,555       3.60     7.676        347     80.86       672
Maryland                                                    100   20,697,742       3.51     7.086        352     81.55       622
Arizona                                                     115   19,909,147       3.38     7.187        354     84.03       638
Virginia                                                    101   19,295,573       3.27     7.352        347     83.64       641
Nevada                                                       87   18,161,540       3.08     6.869        345     81.26       643
Michigan                                                     97   13,131,511       2.23     7.918        354     83.75       601
Georgia                                                      66   10,979,774       1.86     7.462        348     85.04       632
Pennsylvania                                                 85   10,288,996       1.75     7.407        356     85.03       617
Rhode Island                                                 44    8,921,273       1.51     7.644        350     80.69       654
Washington                                                   45    8,920,279       1.51     6.950        352     83.65       632
New York                                                     38    8,343,783       1.42     6.613        348     76.90       658
Oregon                                                       48    8,151,240       1.38     6.937        354     86.13       641
Other                                                       606   80,620,760      13.68     7.640        348     85.17       626
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 47


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Occupancy                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                   2,961  577,873,749      98.02     7.166        352     82.26       641
Investment                                                   69   10,669,866       1.81     7.188        355     76.56       660
Second Home                                                   5      976,151       0.17     7.346        357     86.28       652
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Property Type                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                   2,327  423,523,760      71.84     7.147        353     82.28       633
Planned Unit Development                                    279   71,374,028      12.11     6.985        348     82.48       654
2-4 Family                                                  240   61,614,287      10.45     7.530        349     81.24       681
Condominium                                                 189   33,007,691       5.60     7.122        355     81.63       647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                  1,772  351,891,740      59.69     7.174        351     83.25       662
Refinance - Cashout                                       1,158  219,610,326      37.25     7.165        354     80.51       610
Refinance - Rate Term                                       105   18,017,700       3.06     7.029        347     81.11       618
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Documentation Level                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                        1,659  294,781,268      50.00     7.135        352     83.31       623
Stated Documentation                                      1,331  281,419,332      47.74     7.207        352     80.93       662
Limited Documentation                                        45   13,319,165       2.26     6.999        346     82.94       616
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Credit Score                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                    72   11,351,567       1.93     8.178        356     75.98       512
525 - 549                                                   168   29,347,643       4.98     7.682        356     76.73       538
550 - 574                                                   250   39,984,139       6.78     7.662        355     78.83       562
575 - 599                                                   283   45,751,857       7.76     7.599        355     83.04       587
600 - 624                                                   491   84,184,662      14.28     7.348        351     83.43       612
625 - 649                                                   597  117,454,340      19.92     7.160        351     82.98       636
650 - 674                                                   500  107,872,451      18.30     6.967        351     83.04       661
675 - 699                                                   281   63,981,824      10.85     6.822        352     82.53       687
700 - 724                                                   182   40,321,018       6.84     6.817        349     81.34       711
725 - 749                                                   119   26,423,363       4.48     6.695        351     83.66       737
750 - 774                                                    63   16,189,144       2.75     6.659        351     81.75       761
775 - 799                                                    22    5,236,811       0.89     6.842        349     82.16       783
800 +                                                         7    1,420,946       0.24     6.587        355     82.55       806
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 641


21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                           438   72,171,865      12.24     7.823        347     83.32       642
12                                                          156   35,763,080       6.07     7.306        350     81.00       650
21                                                          130   47,724,306       8.10     6.488        356     82.20       671
24                                                        1,006  219,665,875      37.26     7.068        353     82.86       642
33                                                            2    1,173,750       0.20     6.067        356     82.44       634
36                                                        1,000  170,218,530      28.87     7.214        354     81.75       634
48                                                            6      720,527       0.12     7.515        356     84.50       633
54                                                            1       79,665       0.01     6.950        355     96.39       603
60                                                          296   42,002,167       7.12     7.037        342     79.04       625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 30


22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
Lien                                                   Mortgage   Principal   Principal  Interest    Term     Original    FICO
Position                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                  2,583  563,870,417      95.65     7.017        356     81.38       640
2nd Lien                                                    452   25,649,349       4.35    10.443        258     99.26       666
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Interest Only Term                                      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                         2,243  346,208,070      58.73     7.527        348     82.79       625
24                                                          266   89,532,682      15.19     6.748        357     83.03       666
36                                                            9    2,851,445       0.48     6.288        356     79.07       649
60                                                          517  150,927,569      25.60     6.604        357     80.26       664
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    3,035  589,519,766     100.00     7.166        352     82.16       641
------------------------------------------------------------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                  MSHEL 2005-2

                                   MSHEL2005-2

Selection Criteria: MSHEL2005-2
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 5,927
Aggregate Principal Balance ($): 918,607,345
Weighted Average Current Mortgage Rate (%): 7.252
Non-Zero Weighted Average Margin (%): 6.374
Non-Zero Weighted Average Maximum Rate (%): 13.800
Weighted Average Stated Original Term (months): 352
Weighted Average Stated Remaining Term (months): 349
Weighted Average Combined Original LTV (%): 82.37
% First Liens: 94.86
% Owner Occupied: 97.62
% Purchase: 50.86
% Full Doc: 55.83

Non-Zero Weighted Average Credit Score: 637


2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Originator                                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Accredited                                                  265   43,652,714       4.75     7.390        353     81.72       628
First NLC                                                 1,892  316,715,068      34.48     7.266        355     81.56       630
Meritage                                                  2,103  292,780,677      31.87     7.455        348     84.65       646
MILA                                                         22    3,313,359       0.36     6.835        349     81.78       625
Wilmington                                                1,645  262,145,526      28.54     6.992        344     80.90       637
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Product Types                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                               2      154,946       0.02     7.713        117     69.71       638
Fixed - 15 Year                                              45    4,003,351       0.44     7.603        178     77.15       633
Fixed - 20 Year                                              74    4,079,122       0.44     8.882        237     86.78       628
Fixed - 25 Year                                               1      288,736       0.03     5.990        297     50.43       668
Fixed - 30 Year                                             730   86,514,900       9.42     7.651        357     81.62       633
Interest Only Fixed - 30 Year                                18    4,356,384       0.47     6.354        356     79.16       668
Interest Only Balloon 20/30                                   1      191,200       0.02     6.990        237     80.00       666
Balloon - 15/30                                             769   32,611,251       3.55    10.699        177     99.47       667
ARM - 6 Month                                                15    3,337,001       0.36     6.258        355     78.82       649
ARM - 2 Year/6 Month                                      2,188  314,808,047      34.27     7.345        357     82.64       625
ARM - 3 Year/6 Month                                        832  139,255,629      15.16     7.328        357     80.74       613
ARM - 5 Year/6 Month                                         21    3,427,886       0.37     7.226        356     87.99       635
Interest Only ARM - 5 Year/6 Month                           14    3,324,106       0.36     6.203        355     80.53       664
Interest Only ARM - 2 Year/6 Month                          982  257,535,068      28.04     6.742        357     81.60       654
Interest Only ARM - 3 Year/6 Month                          235   64,719,718       7.05     6.446        357     80.39       668
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                       Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 4    1,170,556       0.13     4.906        355     83.02       726
5.000 - 5.999                                               435  113,744,662      12.38     5.732        356     79.29       670
6.000 - 6.999                                             1,800  368,611,668      40.13     6.591        356     80.19       647
7.000 - 7.999                                             1,590  257,518,831      28.03     7.499        355     82.29       620
8.000 - 8.999                                               780  101,964,328      11.10     8.503        353     84.93       608
9.000 - 9.999                                               466   37,964,884       4.13     9.486        322     91.24       622
10.000 - 10.999                                             456   22,722,584       2.47    10.544        244     97.02       648
11.000 - 11.999                                             283   11,184,483       1.22    11.418        224     97.98       635
12.000 - 12.999                                              61    2,170,789       0.24    12.434        247     99.40       641
13.000 - 13.999                                              13      468,422       0.05    13.373        190     99.71       634
14.000 - 14.999                                              35    1,001,730       0.11    14.331        188     99.80       622
15.000 - 15.999                                               4       84,407       0.01    15.281        205    100.00       614
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.800
Maximum: 15.990
Weighted Average: 7.252


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                  232    4,321,634       0.47    11.187        201     99.70       647
25,001 - 50,000                                             680   25,448,005       2.77    10.063        256     92.98       645
50,001 - 75,000                                             694   43,794,175       4.77     8.744        317     87.88       635
75,001 - 100,000                                            656   57,796,910       6.29     8.006        341     84.22       626
100,001 - 125,000                                           680   76,372,813       8.31     7.543        350     82.94       629
125,001 - 150,000                                           562   77,193,844       8.40     7.284        354     81.86       624
150,001 - 175,000                                           436   70,484,299       7.67     7.205        355     82.71       626
175,001 - 200,000                                           406   76,211,514       8.30     7.102        355     81.06       629
200,001 - 225,000                                           314   66,721,519       7.26     7.036        356     81.33       628
225,001 - 250,000                                           241   57,188,931       6.23     7.011        356     80.73       635
250,001 - 275,000                                           195   51,142,598       5.57     6.870        356     81.51       642
275,001 - 300,000                                           162   46,616,792       5.07     6.860        356     80.61       644
300,001 - 325,000                                           133   41,467,828       4.51     6.974        357     81.84       638
325,001 - 350,000                                           119   40,066,229       4.36     6.768        356     80.95       644
350,001 - 375,000                                            83   30,081,553       3.27     6.755        357     81.23       649
375,001 - 400,000                                            83   32,264,147       3.51     6.611        357     80.81       648
400,001 - 425,000                                            54   22,405,906       2.44     6.731        357     80.38       651
425,001 - 450,000                                            44   19,236,104       2.09     6.630        357     82.99       661
450,001 - 475,000                                            40   18,462,301       2.01     6.755        357     83.15       667
475,001 - 500,000                                            52   25,640,068       2.79     6.667        357     80.27       658
500,001 - 750,000                                            61   35,690,175       3.89     6.500        357     79.54       653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9,966
Maximum: 750,000
Average: 154,987


6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Stated Original Term (months)                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
120                                                           2      154,946       0.02     7.713        117     69.71       638
180                                                         813   36,581,638       3.98    10.360        177     97.03       663
240                                                          75    4,270,322       0.46     8.798        237     86.48       629
300                                                           1      288,736       0.03     5.990        297     50.43       668
360                                                       5,036  877,311,704      95.50     7.115        357     81.75       636
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 352


7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                     2      154,946       0.02     7.713        117     69.71       638
169 - 180                                                   813   36,581,638       3.98    10.360        177     97.03       663
229 - 240                                                    75    4,270,322       0.46     8.798        237     86.48       629
289 - 300                                                     1      288,736       0.03     5.990        297     50.43       668
337 - 348                                                     1       93,818       0.01     7.150        348     90.00       558
349 - 360                                                 5,035  877,217,885      95.49     7.115        357     81.75       636
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 360
Weighted Average: 349


8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Combined Original LTV Ratios (%)               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                 1       49,934       0.01     8.125        358     14.49       578
15.01 - 20.00                                                 2       99,444       0.01     7.875        208     17.64       541
20.01 - 25.00                                                 4      319,533       0.03     7.069        358     23.29       588
25.01 - 30.00                                                 7    1,101,277       0.12     7.151        334     28.39       624
30.01 - 35.00                                                 7      797,731       0.09     7.781        358     33.58       608
35.01 - 40.00                                                 9      921,565       0.10     7.190        345     38.05       598
40.01 - 45.00                                                22    2,550,739       0.28     7.048        354     42.88       599
45.01 - 50.00                                                24    3,542,387       0.39     6.551        354     48.24       636
50.01 - 55.00                                                40    6,147,052       0.67     6.766        342     52.37       606
55.01 - 60.00                                                51    8,592,255       0.94     6.813        357     57.93       602
60.01 - 65.00                                               123   20,803,630       2.26     6.951        355     63.13       599
65.01 - 70.00                                               168   30,151,566       3.28     7.039        355     68.64       596
70.01 - 75.00                                               278   53,944,350       5.87     6.977        354     73.62       601
75.01 - 80.00                                             2,437  459,486,131      50.02     6.889        356     79.83       652
80.01 - 85.00                                               490   86,486,238       9.41     7.235        354     84.49       607
85.01 - 90.00                                               566   94,121,408      10.25     7.360        355     89.58       617
90.01 - 95.00                                               288   47,952,402       5.22     7.417        350     94.60       637
95.01 - 100.00                                            1,410  101,539,703      11.05     9.099        300     99.95       658
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.49
Maximum: 100.00
Weighted Average: 82.37


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,640  132,199,890      14.39     8.392        303     85.88       642
<= 3.500                                                     16    4,905,799       0.53     5.977        357     78.03       656
3.501 - 4.000                                                21    6,073,454       0.66     6.030        356     83.52       675
4.001 - 4.500                                                78   18,451,778       2.01     5.933        356     79.94       664
4.501 - 5.000                                               282   58,883,785       6.41     6.389        357     81.14       642
5.001 - 5.500                                               360   81,323,874       8.85     6.201        356     81.44       658
5.501 - 6.000                                               633  125,882,709      13.70     6.435        357     80.66       652
6.001 - 6.500                                               816  158,634,504      17.27     6.828        357     80.94       643
6.501 - 7.000                                               740  137,866,881      15.01     7.211        357     81.72       638
7.001 - 7.500                                               544   86,629,889       9.43     7.778        357     82.33       612
7.501 - 8.000                                               403   57,954,391       6.31     8.351        357     83.82       604
8.001 - 8.500                                               211   29,885,802       3.25     8.791        357     86.16       591
8.501 - 9.000                                               111   13,229,981       1.44     9.265        357     87.12       580
9.001 - 9.500                                                48    4,738,423       0.52     9.667        357     83.69       580
9.501 - 10.000                                               19    1,614,426       0.18    10.217        358     85.26       552
>10.000                                                       5      331,761       0.04    11.408        356     89.11       586
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.250
Maximum: 11.249
Non-Zero Weighted Average: 6.374


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,640  132,199,890      14.39     8.392        303     85.88       642
<=5.000                                                       3      839,577       0.09     4.872        355     84.49       701
5.001 - 5.500                                                80   23,198,693       2.53     5.377        357     78.81       673
5.501 - 6.000                                               378   94,475,317      10.28     5.851        357     80.19       668
6.001 - 6.500                                               640  138,360,035      15.06     6.343        357     80.16       652
6.501 - 7.000                                               956  193,868,492      21.10     6.812        357     80.86       641
7.001 - 7.500                                               711  120,074,380      13.07     7.319        357     81.61       625
7.501 - 8.000                                               643  103,533,533      11.27     7.789        357     83.69       615
8.001 - 8.500                                               320   44,575,308       4.85     8.313        357     84.45       605
8.501 - 9.000                                               304   41,969,690       4.57     8.808        357     85.86       610
9.001 - 9.500                                               120   13,873,551       1.51     9.282        357     87.31       591
9.501 - 10.000                                               67    6,923,661       0.75     9.780        357     87.91       595
10.001 -10.500                                               24    1,729,030       0.19    10.284        356     87.24       569
10.501 - 11.000                                              26    1,963,733       0.21    10.781        356     86.94       561
11.001 - 11.500                                              10      737,589       0.08    11.245        355     88.04       568
11.501 - 12.000                                               4      254,301       0.03    11.835        355     89.74       576
12.001 - 12.500                                               1       30,566       0.00    12.249        356     85.00       574
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.800
Maximum: 12.249
Non-Zero Weighted Average: 7.060


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,640  132,199,890      14.39     8.392        303     85.88       642
<= 12.500                                                   425   99,768,634      10.86     5.955        357     78.99       661
12.501 - 13.000                                             602  135,779,428      14.78     6.365        357     80.48       652
13.001 - 13.500                                             586  122,249,400      13.31     6.568        357     80.78       642
13.501 - 14.000                                             700  137,126,399      14.93     6.925        357     81.47       636
14.001 - 14.500                                             581   95,783,768      10.43     7.356        357     82.02       629
14.501 - 15.000                                             559   88,789,488       9.67     7.807        357     83.96       621
15.001 - 15.500                                             295   41,373,355       4.50     8.323        357     84.29       608
15.501 - 16.000                                             294   40,613,382       4.42     8.814        357     85.60       610
16.001 - 16.500                                             114   13,355,936       1.45     9.279        357     87.09       590
16.501 - 17.000                                              66    6,852,447       0.75     9.780        357     87.94       595
17.001 - 17.500                                              24    1,729,030       0.19    10.284        356     87.24       569
17.501 - 18.000                                              26    1,963,733       0.21    10.781        356     86.94       561
18.001 - 18.500                                              10      737,589       0.08    11.245        355     88.04       568
18.501 - 19.000                                               4      254,301       0.03    11.835        355     89.74       576
19.001 - 19.500                                               1       30,566       0.00    12.249        356     85.00       574
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.800
Maximum: 19.249
Non-Zero Weighted Average: 13.800


12. Initial Periodic Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,640  132,199,890      14.39     8.392        303     85.88       642
1                                                             3      491,601       0.05     7.021        351     80.00       626
1.5                                                         190   33,269,990       3.62     7.415        355     82.90       624
2                                                           509  134,155,642      14.60     6.739        357     83.13       657
3                                                         3,582  617,706,887      67.24     7.113        357     81.42       632
6                                                             3      783,336       0.09     5.898        356     80.00       732
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 6.000
Non-Zero Weighted Average: 2.768


13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,640  132,199,890      14.39     8.392        303     85.88       642
1                                                         2,435  483,960,972      52.68     6.932        357     80.54       631
1.5                                                       1,848  301,336,797      32.80     7.272        356     83.76       644
2                                                             3      982,170       0.11     5.836        356     80.00       717
6                                                             1      127,516       0.01     6.000        357     79.99       681
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 6.000
Non-Zero Weighted Average: 1.194


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,640  132,199,890      14.39     8.392        303     85.88       642
Jul-05                                                        7    1,704,828       0.19     6.565        356     77.16       670
Aug-05                                                        4      756,591       0.08     6.554        354     81.22       600
Sep-05                                                        4      875,582       0.10     5.405        355     80.00       650
May-06                                                        1       93,818       0.01     7.150        348     90.00       558
Jul-06                                                        3      789,423       0.09     6.923        350     86.21       602
Aug-06                                                       15    2,255,842       0.25     6.996        351     83.92       614
Sep-06                                                       26    4,492,151       0.49     6.977        352     82.12       617
Oct-06                                                       15    2,793,370       0.30     6.809        353     80.99       625
Nov-06                                                       71   11,949,932       1.30     6.950        354     81.07       647
Dec-06                                                      408   65,688,585       7.15     7.205        355     84.04       641
Jan-07                                                      815  152,975,412      16.65     7.089        356     81.95       632
Feb-07                                                      729  130,055,720      14.16     7.148        357     82.67       642
Mar-07                                                    1,002  185,328,432      20.17     6.979        358     81.38       640
Apr-07                                                       85   15,920,430       1.73     7.059        359     82.09       630
Jul-07                                                        3      567,840       0.06     6.225        350     79.89       620
Sep-07                                                        8    1,382,542       0.15     7.249        352     76.79       602
Oct-07                                                        1      116,842       0.01     6.500        353     80.00       678
Nov-07                                                       11    2,966,793       0.32     7.068        354     78.14       628
Dec-07                                                       42    8,576,099       0.93     6.904        355     78.32       628
Jan-08                                                      210   46,171,776       5.03     6.831        356     80.85       641
Feb-08                                                      147   26,908,051       2.93     6.859        357     81.63       637
Mar-08                                                      477   89,538,615       9.75     7.122        358     80.53       630
Apr-08                                                      168   27,746,788       3.02     7.407        359     80.78       610
Oct-09                                                        1      112,800       0.01     6.450        353     80.00       742
Nov-09                                                        4      873,270       0.10     6.122        354     77.99       687
Dec-09                                                       16    2,602,905       0.28     6.833        355     84.83       636
Jan-10                                                       13    2,843,197       0.31     6.925        356     86.44       636
Feb-10                                                        1      319,820       0.03     5.750        357     80.00       737
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
California                                                1,068  271,019,134      29.50     6.807        353     80.22       649
Florida                                                     824  111,205,761      12.11     7.542        348     82.83       634
Illinois                                                    341   57,679,449       6.28     7.353        352     82.88       626
Arizona                                                     369   46,334,600       5.04     7.260        347     84.67       638
Maryland                                                    172   32,773,863       3.57     7.157        351     81.35       619
Nevada                                                      171   31,565,906       3.44     6.944        346     80.84       636
Virginia                                                    199   31,387,596       3.42     7.350        346     82.59       634
Massachusetts                                               122   30,483,254       3.32     7.450        348     79.56       659
Michigan                                                    175   21,009,151       2.29     7.832        353     83.67       612
Pennsylvania                                                191   19,542,929       2.13     7.524        351     85.84       627
Washington                                                  131   19,083,497       2.08     7.066        346     83.96       633
Oregon                                                      140   18,155,355       1.98     7.179        343     85.42       642
Georgia                                                     125   16,665,258       1.81     7.480        343     83.99       631
New York                                                     79   15,453,963       1.68     6.806        347     77.25       640
Indiana                                                     182   14,611,524       1.59     7.931        348     85.97       622
Other                                                     1,638  181,636,107      19.77     7.619        346     84.40       629
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 47


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Occupancy                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                   5,760  896,770,643      97.62     7.253        349     82.48       636
Investment                                                  153   19,554,725       2.13     7.215        356     77.06       666
Second Home                                                  14    2,281,977       0.25     7.407        356     81.94       650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Property Type                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                   4,592  678,755,474      73.89     7.250        350     82.46       630
Planned Unit Development                                    624  113,900,706      12.40     7.102        345     82.96       646
2-4 Family                                                  360   76,984,512       8.38     7.533        347     81.17       673
Condominium                                                 351   48,966,653       5.33     7.190        351     81.60       648
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                  3,285  467,168,464      50.86     7.378        346     84.03       660
Refinance - Cashout                                       2,357  409,331,727      44.56     7.132        353     80.51       612
Refinance - Rate Term                                       285   42,107,154       4.58     7.029        347     81.97       627
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Documentation Level                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                        3,613  512,813,474      55.83     7.215        350     83.32       621
Stated Documentation                                      2,215  385,462,064      41.96     7.308        348     81.04       660
Limited Documentation                                        99   20,331,807       2.21     7.138        345     83.26       622
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Credit Score                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                   100   14,877,968       1.62     8.160        355     75.38       512
525 - 549                                                   304   50,082,614       5.45     7.685        356     75.76       538
550 - 574                                                   435   68,333,156       7.44     7.606        355     78.23       562
575 - 599                                                   540   83,219,340       9.06     7.573        355     82.97       587
600 - 624                                                 1,089  146,961,904      16.00     7.414        348     83.27       612
625 - 649                                                 1,228  181,220,414      19.73     7.249        348     83.47       636
650 - 674                                                   987  161,880,704      17.62     7.049        348     83.57       661
675 - 699                                                   547   93,055,491      10.13     6.959        347     83.22       687
700 - 724                                                   316   53,195,549       5.79     6.894        345     82.32       711
725 - 749                                                   210   34,323,797       3.74     6.802        344     84.21       737
750 - 774                                                   125   22,786,144       2.48     6.768        343     82.28       761
775 - 799                                                    35    6,837,128       0.74     6.897        348     83.43       782
800 +                                                        11    1,833,137       0.20     6.631        349     78.41       807
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 637


21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                           847  107,302,357      11.68     7.937        343     83.80       638
12                                                          263   50,210,696       5.47     7.394        345     81.08       644
21                                                          178   58,706,308       6.39     6.487        356     82.36       668
24                                                        2,818  424,510,465      46.21     7.210        350     82.86       634
33                                                            4    1,575,250       0.17     6.336        356     78.94       621
36                                                        1,514  233,499,910      25.42     7.220        351     81.68       634
48                                                            6      720,527       0.08     7.515        356     84.50       633
54                                                            1       79,665       0.01     6.950        355     96.39       603
60                                                          296   42,002,167       4.57     7.037        342     79.04       625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 28


22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
Lien                                                   Mortgage   Principal   Principal  Interest    Term     Original    FICO
Position                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                  4,875  871,417,216      94.86     7.073        356     81.44       635
2nd Lien                                                  1,052   47,190,129       5.14    10.558        228     99.44       666
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Interest Only Term                                      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                         4,677  588,480,869      64.06     7.577        345     82.95       626
24                                                          481  127,157,268      13.84     6.766        357     83.25       658
36                                                           19    4,746,065       0.52     6.506        356     81.88       643
60                                                          750  198,223,143      21.58     6.618        357     80.06       656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    5,927  918,607,345     100.00     7.252        349     82.37       637
------------------------------------------------------------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                  MSHEL 2005-2

                                  Interest Only

Selection Criteria: Interest Only
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 1,250
Aggregate Principal Balance ($): 330,126,476
Weighted Average Current Mortgage Rate (%): 6.673
Non-Zero Weighted Average Margin (%): 6.078
Non-Zero Weighted Average Maximum Rate (%): 13.394
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.32
% First Liens: 100.00
% Owner Occupied: 99.10
% Purchase: 61.48
% Full Doc: 51.47

Non-Zero Weighted Average Credit Score: 657


2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Originator                                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Accredited                                                   43    9,949,959       3.01     6.616        355     80.14       664
First NLC                                                   335   94,145,909      28.52     6.630        357     79.81       665
Meritage                                                    501  132,362,908      40.09     6.753        357     83.16       657
MILA                                                          6    1,501,195       0.45     6.174        353     81.29       627
Wilmington                                                  365   92,166,505      27.92     6.618        357     80.33       647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Product Types                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed - 30 Year                                18    4,356,384       1.32     6.354        356     79.16       668
Interest Only Balloon 20/30                                   1      191,200       0.06     6.990        237     80.00       666
Interest Only ARM - 5 Year/6 Month                           14    3,324,106       1.01     6.203        355     80.53       664
Interest Only ARM - 2 Year/6 Month                          982  257,535,068      78.01     6.742        357     81.60       654
Interest Only ARM - 3 Year/6 Month                          235   64,719,718      19.60     6.446        357     80.39       668
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                       Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 2      507,000       0.15     4.861        357     87.44       762
5.000 - 5.999                                               237   71,643,563      21.70     5.708        357     80.47       675
6.000 - 6.999                                               644  167,406,260      50.71     6.553        357     80.98       657
7.000 - 7.999                                               304   75,581,624      22.89     7.453        357     81.84       643
8.000 - 8.999                                                50   12,081,348       3.66     8.542        356     84.99       628
9.000 - 9.999                                                 9    2,414,120       0.73     9.448        358     92.56       648
10.000 - 10.999                                               4      492,560       0.15    10.583        355     88.20       565
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.800
Maximum: 10.875
Weighted Average: 6.673


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                               2      117,700       0.04     7.217        356     89.33       673
75,001 - 100,000                                             33    3,063,605       0.93     7.020        357     82.20       662
100,001 - 125,000                                            84    9,636,411       2.92     6.981        357     80.47       646
125,001 - 150,000                                           107   14,613,188       4.43     6.767        357     80.53       653
150,001 - 175,000                                           105   17,093,463       5.18     6.900        357     83.07       649
175,001 - 200,000                                           128   24,151,143       7.32     6.778        356     82.22       657
200,001 - 225,000                                           109   23,212,127       7.03     6.817        357     80.98       642
225,001 - 250,000                                            94   22,305,463       6.76     6.744        357     81.35       653
250,001 - 275,000                                            95   24,968,381       7.56     6.584        357     80.36       654
275,001 - 300,000                                            91   26,142,836       7.92     6.705        357     80.71       655
300,001 - 325,000                                            60   18,773,268       5.69     6.737        357     81.68       659
325,001 - 350,000                                            68   22,903,609       6.94     6.652        356     80.47       655
350,001 - 375,000                                            47   17,011,618       5.15     6.442        357     81.41       668
375,001 - 400,000                                            51   19,829,969       6.01     6.440        357     81.63       662
400,001 - 425,000                                            30   12,481,899       3.78     6.509        357     83.14       674
425,001 - 450,000                                            32   13,970,359       4.23     6.565        357     82.63       659
450,001 - 475,000                                            26   11,986,631       3.63     6.680        357     84.13       678
475,001 - 500,000                                            41   20,222,985       6.13     6.739        357     80.13       662
500,001 - 750,000                                            47   27,641,820       8.37     6.479        357     80.05       653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 55,000
Maximum: 750,000
Average: 264,101


6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Stated Original Term (months)                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
240                                                           1      191,200       0.06     6.990        237     80.00       666
360                                                       1,249  329,935,276      99.94     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360


7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
229 - 240                                                     1      191,200       0.06     6.990        237     80.00       666
349 - 360                                                 1,249  329,935,276      99.94     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 360
Weighted Average: 357


8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Combined Original LTV Ratios (%)               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                                 1       80,000       0.02     7.750        359     22.35       616
25.01 - 30.00                                                 1      149,000       0.05     6.125        358     28.54       774
45.01 - 50.00                                                 1      101,500       0.03     6.750        356     50.00       577
50.01 - 55.00                                                 7    1,314,490       0.40     6.941        357     52.01       603
55.01 - 60.00                                                 7    2,318,959       0.70     6.055        357     57.67       653
60.01 - 65.00                                                10    1,995,400       0.60     6.630        358     62.43       601
65.01 - 70.00                                                26    7,232,568       2.19     6.306        357     68.89       643
70.01 - 75.00                                                61   18,264,696       5.53     6.577        357     73.39       624
75.01 - 80.00                                               849  222,185,703      67.30     6.628        357     79.84       666
80.01 - 85.00                                                96   27,465,276       8.32     6.750        357     84.43       631
85.01 - 90.00                                                70   18,208,627       5.52     6.783        356     89.39       634
90.01 - 95.00                                                66   18,417,663       5.58     6.859        357     94.64       641
95.01 - 100.00                                               55   12,392,592       3.75     7.321        357    100.00       678
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.35
Maximum: 100.00
Weighted Average: 81.32


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             19    4,547,584       1.38     6.381        351     79.20       668
<= 3.500                                                      3      982,170       0.30     5.836        356     80.00       717
3.501 - 4.000                                                 7    2,336,441       0.71     5.435        355     84.56       716
4.001 - 4.500                                                40   11,598,006       3.51     5.668        356     79.32       677
4.501 - 5.000                                                96   28,528,435       8.64     5.877        356     81.50       668
5.001 - 5.500                                               178   46,594,327      14.11     6.086        357     81.77       666
5.501 - 6.000                                               235   61,992,921      18.78     6.314        357     80.64       662
6.001 - 6.500                                               276   74,002,743      22.42     6.774        357     81.09       654
6.501 - 7.000                                               247   62,714,314      19.00     7.192        357     81.33       652
7.001 - 7.500                                                95   24,299,783       7.36     7.641        357     81.21       631
7.501 - 8.000                                                31    7,418,397       2.25     8.339        357     83.97       616
8.001 - 8.500                                                13    3,079,685       0.93     9.049        357     90.98       625
8.501 - 9.000                                                 8    1,358,020       0.41     9.388        357     89.49       605
9.001 - 9.500                                                 1      496,000       0.15     9.625        358     80.00       743
9.501 - 10.000                                                1      177,650       0.05    10.875        356     85.00       550
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.250
Maximum: 9.875
Non-Zero Weighted Average: 6.078


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             19    4,547,584       1.38     6.381        351     79.20       668
<=5.000                                                       2      507,000       0.15     4.861        357     87.44       762
5.001 - 5.500                                                55   17,922,741       5.43     5.372        357     79.57       682
5.501 - 6.000                                               199   58,085,900      17.60     5.845        357     80.72       674
6.001 - 6.500                                               287   75,058,001      22.74     6.336        357     80.52       661
6.501 - 7.000                                               343   89,191,158      27.02     6.795        357     81.48       650
7.001 - 7.500                                               177   44,062,733      13.35     7.317        357     81.38       642
7.501 - 8.000                                               106   25,928,231       7.85     7.784        357     82.99       647
8.001 - 8.500                                                27    6,384,202       1.93     8.309        356     84.45       625
8.501 - 9.000                                                22    5,532,246       1.68     8.828        357     85.16       630
9.001 - 9.500                                                 5    1,354,000       0.41     9.231        358     98.27       643
9.501 - 10.000                                                4    1,060,120       0.32     9.725        357     85.26       653
10.001 -10.500                                                2      204,210       0.06    10.306        355     90.00       568
10.501 - 11.000                                               2      288,350       0.09    10.779        356     86.92       562
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.800
Maximum: 10.875
Non-Zero Weighted Average: 6.676


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             19    4,547,584       1.38     6.381        351     79.20       668
<= 12.500                                                   188   52,499,694      15.90     5.857        357     79.30       670
12.501 - 13.000                                             281   77,554,712      23.49     6.269        357     81.13       663
13.001 - 13.500                                             267   69,272,056      20.98     6.511        357     80.83       654
13.501 - 14.000                                             217   57,989,641      17.57     6.865        357     81.85       646
14.001 - 14.500                                             129   32,558,499       9.86     7.346        357     81.96       651
14.501 - 15.000                                              93   22,200,212       6.72     7.804        357     83.57       659
15.001 - 15.500                                              23    5,453,652       1.65     8.318        356     83.97       638
15.501 - 16.000                                              20    5,143,746       1.56     8.833        357     84.62       628
16.001 - 16.500                                               5    1,354,000       0.41     9.231        358     98.27       643
16.501 - 17.000                                               4    1,060,120       0.32     9.725        357     85.26       653
17.001 - 17.500                                               2      204,210       0.06    10.306        355     90.00       568
17.501 - 18.000                                               2      288,350       0.09    10.779        356     86.92       562
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.800
Maximum: 17.875
Non-Zero Weighted Average: 13.394


12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             19    4,547,584       1.38     6.381        351     79.20       668
1.5                                                          35    8,275,855       2.51     6.651        355     80.83       660
2                                                           501  132,362,908      40.09     6.753        357     83.16       657
3                                                           693  184,284,309      55.82     6.627        357     80.07       656
6                                                             2      655,820       0.20     5.878        355     80.00       742
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500
Maximum: 6.000
Non-Zero Weighted Average: 2.561


13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             19    4,547,584       1.38     6.381        351     79.20       668
1                                                           692  183,957,959      55.72     6.629        357     80.07       656
1.5                                                         536  140,638,763      42.60     6.747        357     83.03       657
2                                                             3      982,170       0.30     5.836        356     80.00       717
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.219


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             19    4,547,584       1.38     6.381        351     79.20       668
Jul-06                                                        1      400,000       0.12     6.375        350     80.00       608
Aug-06                                                        2      431,947       0.13     6.204        351     88.05       645
Sep-06                                                       10    2,225,763       0.67     6.744        352     83.28       646
Oct-06                                                        2      463,200       0.14     5.749        353     80.00       658
Nov-06                                                       19    5,524,302       1.67     6.041        354     81.65       681
Dec-06                                                      113   28,809,212       8.73     6.655        355     83.17       653
Jan-07                                                      246   66,645,969      20.19     6.766        356     81.27       650
Feb-07                                                      234   60,528,407      18.33     6.866        357     81.86       653
Mar-07                                                      338   87,826,318      26.60     6.724        358     81.06       654
Apr-07                                                       17    4,679,950       1.42     6.645        359     82.10       680
Sep-07                                                        2      550,000       0.17     6.609        352     74.97       633
Nov-07                                                        1      178,339       0.05     6.625        354     80.00       651
Dec-07                                                        9    2,601,447       0.79     6.204        355     78.64       675
Jan-08                                                       55   16,984,281       5.14     6.372        356     80.01       667
Feb-08                                                       41   11,288,902       3.42     6.088        357     82.36       666
Mar-08                                                      108   29,394,049       8.90     6.628        358     80.41       669
Apr-08                                                       19    3,722,700       1.13     6.566        359     78.03       662
Oct-09                                                        1      112,800       0.03     6.450        353     80.00       742
Nov-09                                                        3      738,995       0.22     6.032        354     75.81       677
Dec-09                                                        6    1,209,241       0.37     6.169        355     81.64       642
Jan-10                                                        3      943,250       0.29     6.504        356     83.03       650
Feb-10                                                        1      319,820       0.10     5.750        357     80.00       737
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
California                                                  538  175,306,715      53.10     6.500        357     80.59       661
Florida                                                     115   23,573,221       7.14     6.969        357     82.21       658
Arizona                                                     104   19,476,549       5.90     6.800        357     82.16       647
Nevada                                                       68   16,884,017       5.11     6.570        357     80.26       646
Maryland                                                     39    9,628,243       2.92     7.068        357     81.22       642
Virginia                                                     32    9,282,146       2.81     7.098        357     81.37       663
Washington                                                   37    8,151,863       2.47     6.636        356     83.05       641
Colorado                                                     34    7,536,114       2.28     6.431        357     84.41       636
Massachusetts                                                22    7,326,364       2.22     7.656        357     80.00       682
Oregon                                                       41    7,158,294       2.17     6.776        357     84.58       648
Georgia                                                      24    5,427,997       1.64     6.976        357     84.53       648
Illinois                                                     21    5,192,130       1.57     6.910        357     80.20       670
Minnesota                                                    23    4,741,495       1.44     6.492        357     81.05       670
Michigan                                                     19    4,181,670       1.27     6.972        357     83.77       646
Utah                                                         20    3,639,365       1.10     6.664        357     82.95       665
Other                                                       113   22,620,293       6.85     6.938        357     82.65       649
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 43


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Occupancy                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                   1,239  327,139,980      99.10     6.675        357     81.31       656
Investment                                                   10    2,825,246       0.86     6.555        357     82.62       690
Second Home                                                   1      161,250       0.05     6.125        354     75.00       648
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Property Type                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                     879  226,763,092      68.69     6.603        357     81.31       653
Planned Unit Development                                    215   57,868,140      17.53     6.630        357     81.99       653
2-4 Family                                                   78   27,937,348       8.46     7.301        357     80.84       691
Condominium                                                  78   17,557,895       5.32     6.721        357     79.88       661
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                    774  202,971,746      61.48     6.692        357     81.25       671
Refinance - Cashout                                         428  115,395,729      34.96     6.653        357     81.32       633
Refinance - Rate Term                                        48   11,759,000       3.56     6.557        357     82.47       635
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Documentation Level                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                          667  169,921,877      51.47     6.510        357     82.64       643
Stated Documentation                                        561  153,128,370      46.38     6.854        357     79.82       673
Limited Documentation                                        22    7,076,229       2.14     6.672        356     81.91       628
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Credit Score                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                                    23    6,021,624       1.82     7.232        356     75.59       537
550 - 574                                                    45   11,827,815       3.58     7.328        357     79.21       563
575 - 599                                                    56   13,715,454       4.15     7.155        357     83.31       587
600 - 624                                                   193   48,252,217      14.62     6.833        357     81.73       613
625 - 649                                                   271   68,702,153      20.81     6.697        357     81.13       637
650 - 674                                                   287   76,559,665      23.19     6.617        356     81.82       660
675 - 699                                                   162   44,414,086      13.45     6.503        357     81.48       686
700 - 724                                                    95   27,843,966       8.43     6.446        357     80.09       711
725 - 749                                                    60   16,916,596       5.12     6.405        357     82.42       737
750 - 774                                                    42   10,861,098       3.29     6.304        357     80.78       763
775 - 799                                                    14    4,155,882       1.26     6.726        358     81.84       781
800 +                                                         2      855,920       0.26     6.050        357     80.00       806
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 525
Maximum: 807
Non-Zero Weighted Average: 657


21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                            97   25,032,283       7.58     7.420        356     81.40       668
12                                                           58   16,005,697       4.85     7.008        357     80.31       662
21                                                          140   49,261,293      14.92     6.374        356     82.75       669
24                                                          692  168,978,012      51.19     6.739        357     81.26       647
33                                                            4    1,575,250       0.48     6.336        356     78.94       621
36                                                          236   64,381,486      19.50     6.378        357     80.45       666
48                                                            1      116,000       0.04     6.400        356     80.00       682
60                                                           22    4,776,454       1.45     6.494        357     83.89       670
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 26


22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
Lien                                                   Mortgage   Principal   Principal  Interest    Term     Original    FICO
Position                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                  1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Interest Only Term                                      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
24                                                          481  127,157,268      38.52     6.766        357     83.25       658
36                                                           19    4,746,065       1.44     6.506        356     81.88       643
60                                                          750  198,223,143      60.04     6.618        357     80.06       656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,250  330,126,476     100.00     6.673        357     81.32       657
------------------------------------------------------------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION
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NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed
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SECURITIES AND FUTURES AUTHORITY.

================================================================================
MORGAN STANLEY                                                       May 9, 2005
Securitized Products Group   [Morgan Stanley Logo]

================================================================================



                             Computational Materials

                                  $890,130,000

                                  Approximately

                        Morgan Stanley Home Equity Loans
                                  Series 2005-2

                       Mortgage Pass-Through Certificates



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

================================================================================
MORGAN STANLEY                                                       May 9, 2005
Securitized Products Group   [Morgan Stanley Logo]

================================================================================


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any
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--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

================================================================================
MORGAN STANLEY                                                       May 9, 2005
Securitized Products Group   [Morgan Stanley Logo]

================================================================================


                           Approximately $890,130,000
                 Morgan Stanley Home Equity Loans, Series 2005-2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                            Countrywide Home Loans LP
                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights
                             ----------------------

                                                                              Modified           Payment        Initial
                                       Expected Ratings         Avg Life      Duration           Window         Subordin-
Offered                                (S&P / Moody's /         to Call/      To Call/           To Call/        ation
Classes  Description  Balance(4)         Fitch / DBRS)         Mty(1)(2)    Mty(1)(2)(3)         Mty(1)(2)       Level     Benchmark
-------  -----------  ----------         -------------         ---------    ------------         ---------       -----     ---------
 A-1ss   Not Offered  209,431,000       AAA/Aaa/AAA/AAA       2.34 / 2.55        ***Not Offered***               20.45%   1Mo. LIBOR
 A-1mz     Floater     52,358,000       AAA/Aaa/AAA/AAA       2.34 / 2.55   2.18 / 2.34      1 - 86 / 1 - 189    20.45%   1Mo. LIBOR
  A-2a     Floater    288,963,000       AAA/Aaa/AAA/AAA       1.00 / 1.00   0.98 / 0.98       1 - 26 / 1 - 26    20.45%   1Mo. LIBOR
  A-2b     Floater    100,000,000       AAA/Aaa/AAA/AAA       2.99 / 2.99   2.84 / 2.84      26 - 56 / 26 - 56   20.45%   1Mo. LIBOR
  A-2c     Floater     80,000,000       AAA/Aaa/AAA/AAA       6.36 / 7.58   5.69 / 6.57     56 - 86 / 56 - 191   20.45%   1Mo. LIBOR
  M-1      Floater     35,366,000    AA+/Aa1/AA+/AA (high)    4.97 / 5.50   4.52 / 4.91     43 - 86 / 43 - 162   16.60%   1Mo. LIBOR
  M-2      Floater     25,721,000        AA/Aa2/AA/AA         4.91 / 5.42   4.46 / 4.83     41 - 86 / 41 - 155   13.80%   1Mo. LIBOR
  M-3      Floater     17,913,000    AA-/Aa3/AA-/AA (low)     4.88 / 5.37   4.43 / 4.79     40 - 86 / 40 - 148   11.85%   1Mo. LIBOR
  M-4      Floater     16,535,000      A+/A1/A+/A (high)      4.86 / 5.34   4.40 / 4.74     39 - 86 / 39 - 143   10.05%   1Mo. LIBOR
  M-5      Floater     14,698,000          A/A2/A/A           4.84 / 5.29   4.37 / 4.70     39 - 86 / 39 - 137    8.45%   1Mo. LIBOR
  M-6      Floater     14,698,000      A-/A3/A-/A (low)       4.83 / 5.25   4.36 / 4.66     38 - 86 / 38 - 131    6.85%   1Mo. LIBOR
  B-1      Floater     12,400,000  BBB+/Baa1/BBB+/BBB (high)  4.82 / 5.18   4.28 / 4.54     38 - 86 / 38 - 123    5.50%   1Mo. LIBOR
  B-2      Floater     11,942,000      BBB/Baa2/BBB/BBB       4.82 / 5.12   4.27 / 4.48     38 - 86 / 38 - 115    4.20%   1Mo. LIBOR
  B-3      Floater     10,105,000  BBB-/Baa3/BBB-/BBB (low)   4.80 / 4.99   4.20 / 4.34     37 - 86 / 37 - 105    3.10%   1Mo. LIBOR


Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed. See details below.
        (3)   Assumes pricing at par.
        (4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:               Morgan Stanley Home Equity Loans 2005-2.

Depositor:            Morgan Stanley ABS Capital I Inc.

Originators:          Accredited Home Lenders, First NLC Financial Services,
                      LLC, Meritage Mortgage Corporation, MILA, Inc. and
                      Wilmington Finance Inc.

Servicers:            Chase Manhattan Mortgage Corporation (34.5%),
                      Countrywide Home Loans LP (4.8%) and HomEq Servicing Corp.
                      (60.7%).

Trustee:              Deutsche Bank National Trust Company.

Managers:             Morgan Stanley (lead manager), Blaylock & Partners, L.P.
                      and The Williams Capital Group, L.P.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Rating Agencies:      Standard & Poor's, Moody's Investors Service, Fitch
                      Ratings and Dominion Bond Rating Service.

Offered Certificates: The Class A-1mz, A-2a, A-2b, A-2c, M-1, M-2, M-3, M-4,
                      M-5, M-6, B-1, B-2 and B-3 Certificates.

Class A Certificates: The Class A-1ss, A-1mz, A-2a, A-2b and A-2c Certificates.

Group I Class A       The Class A-1ss and Class A-1mz Certificates.
Certificates:

Group II Class A      The Class A-2a, Class A-2b and Class A-2c Certificates.
Certificates:

Class A Certificate   The Group I Class A Certificates and Group II Class A
                      Certificates, as Group: applicable.

Expected Closing      May 26, 2005 through DTC and Euroclear or Clearstream.
Date                  The Certificates will be sold without accrued interest.

Cut-off Date:         May 1, 2005

Distribution Dates:   The 25th of each month, or if such day is not a business
                      day, on the next business day, beginning June 25, 2005.

Final Scheduled       For all Offered Certificates, the Distribution Date
Distribution Date:    occurring in May 2035.

Minimum               The Offered Certificates will be issued and
Denomination:         available in denominations of $25,000 initial principal
                      balance and integral multiples of $1 in excess of $25,000.

Due Period:           For any Distribution Date, the calendar month preceding
                      the month in which that Distribution Date occurs.

Interest Accrual      The interest accrual period for the Offered Certificates
Period:               with respect to any Distribution Date will be the period
                      beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                      Date) and ending on the day prior to the current
                      Distribution Date (on an actual/360 day count basis).

Mortgage Loans:       The Trust will consist of two groups of adjustable and
                      fixed rate sub-prime residential, first-lien and second-lien mortgage loans.

Group I Mortgage      Approximately $329.1 million of Mortgage Loans with
Loans:                original principal balances that conform to the original
                      principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Group II Mortgage     Approximately $589.5 million of Mortgage Loans that
Loans:                predominantly have original principal balances that may
                      or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Pricing Prepayment    o     Fixed Rate Mortgage Loans: CPR starting at
Speed:                      approximately 4% CPR in month 1 and increasing to
                            23% CPR in month 16 (19%/15 increase for each month), and remaining at 23% CPR thereafter
                      o     ARM Mortgage Loans: 28% CPR

Credit Enhancement:   The Offered Certificates are credit enhanced by:
                      1)    Net monthly excess cashflow from the Mortgage Loans,
                      2)    3.10% overcollateralization (funded upfront). On
                            and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.20% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                      3)    Subordination of distributions on the more
                            subordinate classes of certificates (if
                            applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement    For any Distribution Date, the percentage obtained by
Percentage:           dividing (x) the aggregate Certificate Principal Balance
                      of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Step-down Date:       The later to occur of:
                      (x)   The earlier of:
                        (a)   The Distribution Date occurring in June 2008; and
                        (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                      (y)   The first Distribution Date on which the Senior
                            Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 40.90%.

Trigger Event:        Either a Delinquency Trigger Event or a Cumulative Loss
                      Trigger Event.

Delinquency Trigger   A Delinquency Trigger Event is in effect on any
Event:                Distribution Date if on that Distribution Date the 60
                      Day+ Rolling Average equals or exceeds [42%] of the prior period's Senior Enhancement Percentage. The 60
                      Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss       A Cumulative Loss Trigger Event is in effect on any
Trigger Event:        Distribution Date if the aggregate amount of Realized
                      Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                      Months 25- 36         [1.25] for the first month, plus an
                                            additional 1/12th of [1.75] for each
                                            month  thereafter (e.g., [2.125]
                                            in Month 31)

                      Months 37- 48         [3.00] for the first month, plus an
                                            additional 1/12th of [2.00] for each
                                            month thereafter (e.g., [4.000] in
                                            Month 43)
                      Months 49- 60         [5.00] for the first month, plus an
                                            additional 1/12th of [1.50] for each
                                            month thereafter (e.g., [5.750]
                                            in Month 55)
                      Months 61- 72         [6.50] for the first month, plus an
                                            additional 1/12th of [0.75] for each
                                            month thereafter (e.g., [6.875]
                                            in Month 67)
                      Months 73- thereafter [7.25]

Sequential Trigger    A Sequential Trigger Event is in effect on any
Date                  Distribution Date if, before the 37th Distribution Date,
                      the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                      Prepayment Period divided by the aggregate Stated
                      Principal Balance of the mortgage loans as of the cut-off date exceeds [3.00%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Initial               Class A:       20.45%
Subordination         Class M-1:     16.60%
Percentage:           Class M-2:     13.80%
                      Class M-3:     11.85%
                      Class M-4:     10.05%
                      Class M-5:      8.45%
                      Class M-6:      6.85%
                      Class B-1:      5.50%
                      Class B-2:      4.20%
                      Class B-3:      3.10%



Optional Clean-up     When the current aggregate principal balance of the
Call:                 Mortgage Loans is less than or equal to 10% of the
                      aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:      For all Offered Certificates the coupon will increase
                      after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Group I Class A       The Class A-1ss and A-1mz Certificates will accrue
Certificates          interest at a variable rate equal to the least of (i)
Pass-Through Rate:    one-month LIBOR plus [] bps ([] bps after the first
                      distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the
                      WAC Cap.

Group II Class A      The Class A-2a, A-2b and A-2c Certificates will accrue
Certificates          interest at a variable rate equal to the least of (i)
Pass-Through Rate:    one-month LIBOR plus [] bps ([] bps after the first
Optional              distribution date on which the Clean-up Call is
                      exercisable), (ii) the Loan Group II Cap and (iii) the
                      WAC Cap.

Class M-1             The Class M-1 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class M-2             The Class M-2 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class M-3             The Class M-3 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class M-4             The Class M-4 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class M-5             The Class M-5 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class M-6             The Class M-6 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class B-1             The Class B-1 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class B-2             The Class B-2 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

Class B-3             The Class B-3 Certificates will accrue interest at a
Pass-Through Rate     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                      (ii) the WAC Cap.

WAC Cap: For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:     For any distribution date, the weighted average of the
                      mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:    For any distribution date, the weighted average of the
                      mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Group I Class A       As to any Distribution Date, the supplemental interest
Basis Risk Carry      amount for the Group I Class A Certificates will equal
Forward Amount:       the sum of:
                      (i)   The excess, if any, of interest that would
                            otherwise be due on such Certificates at the Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                      (ii)  Any Group I Class A Basis Risk Carry Forward
                            Amount remaining unpaid from prior Distribution Dates; and
                      (iii) Interest on the amount in clause (ii) at the
                            related Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Group II Class A      As to any Distribution Date, the supplemental interest
Basis Risk Carry      amount for each of the Group II Class A Certificates
Forward Amount:       will equal the sum of:

                      (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group II Class A Certificates Pass-Through Rates (without regard to the Loan Group II Cap or WAC
                            Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                      (ii) Any Group II Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
                      (iii) Interest on the amount in clause (ii) at the
                            related Group II Class A Certificates Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,  As to any Distribution Date, the supplemental interest
M-4, M-5, M-6, B-1,   amount for each of the Class M-1, M-2, M-3, M-4, M-5,
B-2 and B-3 Basis     M-6, B-1, B-2 and B-3 Certificates will equal the sum
Risk Carry Forward    of:
Amounts:              (i)   The excess, if any, of interest that would
                            otherwisebe due on such Certificates at such Certificates' applicable Pass-Through Rate
                            (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                      (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                      (iii) Interest on the amount in clause (ii) at the
                            Certificates' applicable Pass-Through Rate
                            (without regard to the WAC Cap).



Interest              On each Distribution Date and after payments of
Distributions on      servicing and trustee fees and other expenses, interest
Offered Certificates: distributions from the Interest Remittance Amount will be allocated as follows:
                      (i)   The portion of the Interest Remittance Amount
                            attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group I Class A Certificates and second, pro rata to the Group II Class A Certificates;
                      (ii)  The portion of the Interest Remittance Amount
                            attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, pro rata to the Group I Class A Certificates;
                      (iii) To the Class M-1 Certificates, its Accrued
                            Certificate Interest;
                      (iv)  To the Class M-2 Certificates, its Accrued
                            Certificate Interest;
                      (v)   To the Class M-3 Certificates, its Accrued
                            Certificate Interest;
                      (vi)  To the Class M-4 Certificates, its Accrued
                            Certificate Interest;
                      (vii) To the Class M-5 Certificates, its Accrued
                            Certificate Interest;
                      (viii)To the Class M-6 Certificates, its Accrued
                            Certificate Interest;
                      (ix)  To the Class B-1 Certificates, its Accrued
                            Certificate Interest;
                      (x)   To the Class B-2 Certificates, its Accrued
                            Certificate Interest; and
                      (xi)  To the Class B-3 Certificates, its Accrued
                              Certificate Interest.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Principal             On each Distribution Date (a) prior to the Stepdown Date
Distributions on      or (b) on which a Trigger Event is in effect, principal
Offered Certificates: distributions Principal Distribution Amount will be allocated as follows:
                      (i)   to the Class A Certificates, allocated between the
                            Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                      (ii)  to the Class M-1 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero;
                      (iii) to the Class M-2 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero;
                      (iv)  to the Class M-3 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero;
                      (v)   to the Class M-4 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero;
                      (vi)  to the Class M-5 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero;
                      (vii) to the Class M-6 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero;
                      (viii)to the Class B-1 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero;
                      (ix)  to the Class B-2 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero; and
                      (x)   to the Class B-3 Certificates, until the
                            Certificate Principal Balance thereof has been reduced to zero.

                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (vii) to the Class M-6 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (viii)to the Class B-1 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                        (x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal     Except as described below, the Group II Class A
Allocation:           Certificates will receive principal sequentially; the
                      Class A-2b Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2a Certificates has been reduced to zero, and the Class A-2c Certificates will not receive principal distributions until the Certificate Principal
                      Balance of the Class A-2b Certificates has been reduced to zero.

                      All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                      However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                      Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1ss Certificates and the Class A-1mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions from the Group I Mortgage Loans will be distributed first, to the Class A-1ss Certificates until their Class Certificate balance has been reduced to zero, and second, to the Class A-1mz Certificates until their Class Certificate balance has been reduced to zero.

                      Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata to the Class A-2a, Class A-2b and Class A-2c Certificates.

Group I Class A       Beginning on the first Distribution Date, and for a
Interest Rate Cap:    period of 26 months thereafter, an Interest Rate Cap
                      will be entered into by the Trust for the benefit of the Group I Class A Certificates.

                      For its duration, the Group I Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group I Class A Interest Rate Cap Notional Balance ("the Group I Class A Interest Rate Cap Payment") as described on the schedule herein.

Group I Class A       The Group I Class A Interest Rate Cap Payment shall be
Interest Rate Cap     available to pay any Basis Risk Carry Forward Amount due
Allocation:           to the Group I Class A Payment Certificates on a pro
                      rata basis.


Group II Class A      Beginning on the first Distribution Date, and for a period
Interest Rate Cap:    of 31 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Group II
                      Class A Certificates.

                      For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A      The Group II Class A Interest Rate Cap Payment shall be
Interest Rate Cap     available to pay any Basis Risk Carry Forward Amount due
Allocation:           to the Group II Class A Payment Certificates on a pro rata basis.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M Interest      Beginning on the first Distribution Date, and for a period
Rate Cap:             of 32 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Class M Certificates.

                      For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                      (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest      The Class M Interest Rate Cap Payment shall be available
Rate Cap Payment      to pay any Basis Risk Carry Forward Amount due to the
Allocation:           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                      Class M-6 Certificates on a pro rata basis.

Class B Interest      Beginning on the first Distribution Date, and for a
Rate Cap:             period of 32  months thereafter, an Interest
                      Rate Cap will be entered into by the Trust for the benefit of the Class B Certificates.

                      For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                      (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest      The Class B Interest Rate Cap Payment shall be available
Rate Cap Payment      to pay any Basis Risk Carry Forward Amount due to the
Allocation:           Class B-1, Class B-2 and  Class B-3 Certificates on a pro
                      rata basis.

Allocation of Net     For any Distribution Date, any Net Monthly Excess Cashflow
Monthly Excess        shall be paid as follows:
Cashflow:             (i)   to the Class M-1 Certificates, the unpaid interest
                            shortfall amount;
                      (ii)  to the Class M-1 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (iii) to the Class M-2 Certificates, the unpaid interest
                            shortfall amount;
                      (iv)  to the Class M-2 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (v)   to the Class M-3 Certificates, the unpaid interest
                            shortfall amount;
                      (vi)  to the Class M-3 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (vii) to the Class M-4 Certificates, the unpaid interest
                            shortfall amount;
                      (viii) to the Class M-4 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (ix)  to the Class M-5 Certificates, the unpaid interest
                            shortfall amount;
                      (x)   to the Class M-5 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (xi)  to the Class M-6 Certificates, the unpaid interest
                            shortfall amount;
                      (xii) to the Class M-6 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (xiii) to the Class B-1 Certificates, the unpaid
                            interest shortfall amount;
                      (xiv) to the Class B-1 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (xv)  to the Class B-2 Certificates, the unpaid interest
                            shortfall amount;
                      (xvi) to the Class B-2 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (xvii)to the Class B-3 Certificates, the unpaid
                            interest shortfall amount;
                      (xviii) to the Class B-3 Certificates, the allocated
                            unreimbursed realized loss amount;
                      (xix) concurrently, any Group I Class A Basis Risk Carry
                            Forward Amount to the Group I Class A
                            Certificates, and any Group II Class A Basis Risk
                            Carry Forward Amount to the Group II Class A
                            Certificates; and
                      (xx)  sequentially, to Classes M-1, M-2, M-3, M-4, M-5,
                            M-6, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance   For any Distribution Date, the portion of available funds
Amount:               for such Distribution Date attributable to interest
                      received or advanced on the Mortgage Loans.

Accrued Certificate   For any Distribution Date and each class of Offered
Interest:             Certificates, equals the amount of interest accrued
                      during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal             On any Distribution Date, the sum of (i) the Basic
Distribution Amount:  Principal Distribution Amount and (ii) the Extra Principal
                      Distribution Amount.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Basic Principal       On any Distribution Date, the excess of (i) the aggregate
Distribution Amount:  principal remittance amount over (ii) the Excess
                      Subordinated Amount, if any.

Net Monthly Excess    For any Distribution Date is the amount of funds available
Cashflow:             for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal       For any Distribution Date, the lesser of (i) the excess
Distribution Amount:  of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due
                      Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                      Distribution Date.

Excess Subordinated   For any Distribution Date, means the excess, if any of (i)
Amount:               the overcollateralization and (ii) the required
                      overcollateralization for such Distribution Date.

Class A Principal     For any Distribution Date, the percentage equivalent of
Allocation            a fraction, determined as follows: (i) in the case of
Percentage:           the Group I Class A Certificates the numerator of which
                      is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage
                      Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is
                      (y) the principal remittance amount for such Distribution Date.

Class A Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 59.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                      Loans as of the last day of the related Due Period over $4,593,037.

Class M-1 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 66.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,593,037.

Class M-2 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date) and (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $4,593,037.

Class M-3 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,593,037.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M-4 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date) and (v) the Certificate Principal
                      Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $4,593,037.

Class M-5 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,593,037.


Class M-6 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date) and (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $4,593,037.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-1 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date) and
                      (viii) the Certificate Principal Balance of the Class
                      B-1 Certificates immediately prior to such Distribution
                      Date over (y) the lesser of (A) the product of (i) approximately 89.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,593,037.


Class B-2 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class B-1
                      Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                      Distribution Date) and (ix) the Certificate Principal
                      Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $4,593,037.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-3 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class B-1
                      Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                      Distribution Date), (ix) the Certificate Principal
                      Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal
                      Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,593,037.

Trust Tax Status:     REMIC.

ERISA Eligibility:    Subject to the considerations in the Prospectus, all
                      Offered Certificates are ERISA eligible.

SMMEA Eligibility:    It is anticipated that none of the Offered Certificates
                      will be SMMEA eligible.

Prospectus:           The Class A-1ss, Class A-1mz, Class A-2a, Class A-2b,
                      Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4,
                      Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
                      Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

-------------------------------------------------------------------------------------------------------------------------
         PPC (%)                       50           60          75         100          125          150          175
-------------------------------------------------------------------------------------------------------------------------
A-1ss    WAL (yrs)                    4.85         4.07        3.24        2.34         1.70         1.21         0.99
         First Payment Date        6/25/2005    6/25/2005   6/25/2005   6/25/2005    6/25/2005    6/25/2005    6/25/2005
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   12/25/2007
         Window                     1 - 173      1 - 146     1 - 117      1 - 86       1 - 67       1 - 54       1 - 31
-------------------------------------------------------------------------------------------------------------------------
A-1mz    WAL (yrs)                    4.85         4.07        3.24        2.34         1.70         1.21         0.99
         First Payment Date        6/25/2005    6/25/2005   6/25/2005   6/25/2005    6/25/2005    6/25/2005    6/25/2005
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   12/25/2007
         Window                     1 - 173      1 - 146     1 - 117      1 - 86       1 - 67       1 - 54       1 - 31
-------------------------------------------------------------------------------------------------------------------------
 A-2a    WAL (yrs)                    2.04         1.70        1.35        1.00         0.78         0.64         0.53
         First Payment Date        6/25/2005    6/25/2005   6/25/2005   6/25/2005    6/25/2005    6/25/2005    6/25/2005
         Expected Final Maturity   11/25/2009   2/25/2009   4/25/2008   7/25/2007    1/25/2007    9/25/2006    7/25/2006
         Window                      1 - 54       1 - 45      1 - 35      1 - 26       1 - 20       1 - 16       1 - 14
-------------------------------------------------------------------------------------------------------------------------
 A-2b    WAL (yrs)                    6.64         5.53        4.39        2.99         2.13         1.72         1.42
         First Payment Date        11/25/2009   2/25/2009   4/25/2008   7/25/2007    1/25/2007    9/25/2006    7/25/2006
         Expected Final Maturity   11/25/2014   5/25/2013   9/25/2011   1/25/2010    1/25/2008    7/25/2007    2/25/2007
         Window                     54 - 114     45 - 96     35 - 76     26 - 56      20 - 32      16 - 26      14 - 21
-------------------------------------------------------------------------------------------------------------------------
 A-2c    WAL (yrs)                   12.87        10.83        8.66        6.36         4.45         2.63         2.11
         First Payment Date        11/25/2014   5/25/2013   9/25/2011   1/25/2010    1/25/2008    7/25/2007    2/25/2007
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   11/25/2007
         Window                    114 - 173     96 - 146    76 - 117    56 - 86      32 - 67      26 - 54      21 - 30
-------------------------------------------------------------------------------------------------------------------------
 M-1     WAL (yrs)                    9.56         8.02        6.40        4.97         4.70         4.50         3.36
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   12/25/2008   6/25/2009    11/25/2009   12/25/2007
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    43 - 86      49 - 67      54 - 54      31 - 44
-------------------------------------------------------------------------------------------------------------------------
 M-2     WAL (yrs)                    9.56         8.02        6.40        4.91         4.42         4.50         3.66
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   10/25/2008   3/25/2009    11/25/2009   1/25/2009
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    41 - 86      46 - 67      54 - 54      44 - 44
-------------------------------------------------------------------------------------------------------------------------
 M-3     WAL (yrs)                    9.56         8.02        6.40        4.88         4.29         4.32         3.66
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   9/25/2008    1/25/2009    6/25/2009    1/25/2009
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    40 - 86      44 - 67      49 - 54      44 - 44
-------------------------------------------------------------------------------------------------------------------------
 M-4     WAL (yrs)                    9.56         8.02        6.40        4.86         4.21         4.09         3.56
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   8/25/2008    11/25/2008   3/25/2009    10/25/2008
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    39 - 86      42 - 67      46 - 54      41 - 44
-------------------------------------------------------------------------------------------------------------------------
 M-5     WAL (yrs)                    9.56         8.02        6.40        4.84         4.14         3.93         3.39
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   8/25/2008    10/25/2008   1/25/2009    8/25/2008
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    39 - 86      41 - 67      44 - 54      39 - 44
-------------------------------------------------------------------------------------------------------------------------
 M-6     WAL (yrs)                    9.56         8.02        6.40        4.83         4.10         3.81         3.27
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   7/25/2008    9/25/2008    11/25/2008   6/25/2008
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    38 - 86      40 - 67      42 - 54      37 - 44
-------------------------------------------------------------------------------------------------------------------------
 B-1     WAL (yrs)                    9.56         8.02        6.40        4.82         4.06         3.72         3.18
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   7/25/2008    8/25/2008    10/25/2008   5/25/2008
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    38 - 86      39 - 67      41 - 54      36 - 44
-------------------------------------------------------------------------------------------------------------------------
 B-2     WAL (yrs)                    9.56         8.02        6.40        4.82         4.03         3.66         3.10
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   7/25/2008    7/25/2008    9/25/2008    3/25/2008
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    38 - 86      38 - 67      40 - 54      34 - 44
-------------------------------------------------------------------------------------------------------------------------
 B-3     WAL (yrs)                    9.56         8.02        6.40        4.80         4.00         3.60         3.05
         First Payment Date        12/25/2009   3/25/2009   6/25/2008   6/25/2008    7/25/2008    8/25/2008    3/25/2008
         Expected Final Maturity   10/25/2019   7/25/2017   2/25/2015   7/25/2012    12/25/2010   11/25/2009   1/25/2009
         Window                     55 - 173     46 - 146    37 - 117    37 - 86      38 - 67      39 - 54      34 - 44
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

--------------------------------------------------------------------------------------------------------------------------
         PPC (%)                       50           60           75         100          125           150         175
--------------------------------------------------------------------------------------------------------------------------
A-1ss    WAL (yrs)                    5.16         4.37         3.51        2.55         1.87         1.25         0.99
         First Payment Date        6/25/2005     6/25/2005   6/25/2005   6/25/2005    6/25/2005     6/25/2005   6/25/2005
         Expected Final Maturity   12/25/2031   10/25/2029   3/25/2026   2/25/2021    1/25/2018     8/25/2015   12/25/2007
         Window                     1 - 319       1 - 293     1 - 250     1 - 189      1 - 152       1 - 123      1 - 31
--------------------------------------------------------------------------------------------------------------------------
A-1mz    WAL (yrs)                    5.16         4.37         3.51        2.55         1.87         1.25         0.99
         First Payment Date        6/25/2005     6/25/2005   6/25/2005   6/25/2005    6/25/2005     6/25/2005   6/25/2005
         Expected Final Maturity   12/25/2031   10/25/2029   3/25/2026   2/25/2021    1/25/2018     8/25/2015   12/25/2007
         Window                     1 - 319       1 - 293     1 - 250     1 - 189      1 - 152       1 - 123      1 - 31
--------------------------------------------------------------------------------------------------------------------------
 A-2a    WAL (yrs)                    2.04         1.70         1.35        1.00         0.78         0.64         0.53
         First Payment Date        6/25/2005     6/25/2005   6/25/2005   6/25/2005    6/25/2005     6/25/2005   6/25/2005
         Expected Final Maturity   11/25/2009    2/25/2009   4/25/2008   7/25/2007    1/25/2007     9/25/2006   7/25/2006
         Window                      1 - 54       1 - 45       1 - 35      1 - 26       1 - 20       1 - 16       1 - 14
--------------------------------------------------------------------------------------------------------------------------
 A-2b    WAL (yrs)                    6.64         5.53         4.39        2.99         2.13         1.72         1.42
         First Payment Date        11/25/2009    2/25/2009   4/25/2008   7/25/2007    1/25/2007     9/25/2006   7/25/2006
         Expected Final Maturity   11/25/2014    5/25/2013   9/25/2011   1/25/2010    1/25/2008     7/25/2007   2/25/2007
         Window                     54 - 114      45 - 96     35 - 76     26 - 56      20 - 32       16 - 26     14 - 21
--------------------------------------------------------------------------------------------------------------------------
 A-2c    WAL (yrs)                   14.83         12.68       10.24        7.58         5.39         2.83         2.11
         First Payment Date        11/25/2014    5/25/2013   9/25/2011   1/25/2010    1/25/2008     7/25/2007   2/25/2007
         Expected Final Maturity   2/25/2032    12/25/2029   4/25/2026   4/25/2021    12/25/2017    6/25/2015   11/25/2007
         Window                    114 - 321     96 - 295     76 - 251    56 - 191     32 - 151     26 - 121     21 - 30
--------------------------------------------------------------------------------------------------------------------------
 M-1     WAL (yrs)                   10.40         8.81         7.08        5.50         5.11         6.53         5.27
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   12/25/2008   6/25/2009     8/25/2010   12/25/2007
         Expected Final Maturity   7/25/2029    10/25/2026   2/25/2023   11/25/2018   12/25/2015    1/25/2014   10/25/2013
         Window                     55 - 290     46 - 257     37 - 213    43 - 162     49 - 127     63 - 104     31 - 101
--------------------------------------------------------------------------------------------------------------------------
 M-2     WAL (yrs)                   10.37         8.79         7.05        5.42         4.82         5.07         4.62
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   10/25/2008   3/25/2009    11/25/2009   6/25/2009
         Expected Final Maturity   10/25/2028   12/25/2025   5/25/2022   4/25/2018    6/25/2015     6/25/2013   1/25/2012
         Window                     55 - 281     46 - 247     37 - 204    41 - 155     46 - 121      54 - 97     49 - 80
--------------------------------------------------------------------------------------------------------------------------
 M-3     WAL (yrs)                   10.35         8.76         7.03        5.37         4.67         4.62         4.07
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   9/25/2008    1/25/2009     6/25/2009   1/25/2009
         Expected Final Maturity   1/25/2028     3/25/2025   8/25/2021   9/25/2017    1/25/2015     2/25/2013   9/25/2011
         Window                     55 - 272     46 - 238     37 - 195    40 - 148     44 - 116      49 - 93     44 - 76
--------------------------------------------------------------------------------------------------------------------------
 M-4     WAL (yrs)                   10.32         8.73         7.01        5.34         4.57         4.38         3.80
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   8/25/2008    11/25/2008    3/25/2009   10/25/2008
         Expected Final Maturity   5/25/2027     7/25/2024   1/25/2021   4/25/2017    8/25/2014    10/25/2012   6/25/2011
         Window                     55 - 264     46 - 230     37 - 188    39 - 143     42 - 111      46 - 89     41 - 73
--------------------------------------------------------------------------------------------------------------------------
 M-5     WAL (yrs)                   10.28         8.70         6.98        5.29         4.49         4.20         3.62
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   8/25/2008    10/25/2008    1/25/2009   8/25/2008
         Expected Final Maturity   9/25/2026    11/25/2023   6/25/2020   10/25/2016   4/25/2014     7/25/2012   3/25/2011
         Window                     55 - 256     46 - 222     37 - 181    39 - 137     41 - 107      44 - 86     39 - 70
--------------------------------------------------------------------------------------------------------------------------
 M-6     WAL (yrs)                   10.23         8.64         6.94        5.25         4.41         4.06         3.48
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   7/25/2008    9/25/2008    11/25/2008   6/25/2008
         Expected Final Maturity   11/25/2025    2/25/2023   1/25/2020   4/25/2016    11/25/2013    3/25/2012   12/25/2010
         Window                     55 - 246     46 - 213     37 - 176    38 - 131     40 - 102      42 - 82     37 - 67
--------------------------------------------------------------------------------------------------------------------------
 B-1     WAL (yrs)                   10.15         8.57         6.88        5.18         4.34         3.94         3.36
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   7/25/2008    8/25/2008    10/25/2008   5/25/2008
         Expected Final Maturity   11/25/2024    2/25/2022   3/25/2019   8/25/2015    5/25/2013    10/25/2011   8/25/2010
         Window                     55 - 234     46 - 201     37 - 166    38 - 123     39 - 96       41 - 77     36 - 63
--------------------------------------------------------------------------------------------------------------------------
 B-2     WAL (yrs)                   10.04         8.47         6.79        5.12         4.26         3.83         3.25
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   7/25/2008    7/25/2008     9/25/2008   3/25/2008
         Expected Final Maturity   10/25/2023    2/25/2021   5/25/2018   12/25/2014   10/25/2012    5/25/2011   4/25/2010
         Window                     55 - 221     46 - 189     37 - 156    38 - 115     38 - 89       40 - 72     34 - 59
--------------------------------------------------------------------------------------------------------------------------
 B-3     WAL (yrs)                    9.85         8.33         6.65        4.99         4.14         3.71         3.14
         First Payment Date        12/25/2009    3/25/2009   6/25/2008   6/25/2008    7/25/2008     8/25/2008   3/25/2008
         Expected Final Maturity   5/25/2022     2/25/2020   4/25/2017   2/25/2014    3/25/2012    10/25/2010   11/25/2009
         Window                     55 - 204     46 - 177     37 - 143    37 - 105     38 - 82       39 - 65     34 - 54
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

----------------------------------------------------------------------
        CPR (%)                       20           25           30
----------------------------------------------------------------------
A-1ss   WAL (yrs)                    3.26         2.54         1.99
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                      1 - 119      1 - 94       1 - 76
----------------------------------------------------------------------
A-1mz   WAL (yrs)                    3.26         2.54         1.99
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                      1 - 119      1 - 94       1 - 76
----------------------------------------------------------------------
A-2a    WAL (yrs)                    1.35         1.06         0.87
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    5/25/2008   9/25/2007    4/25/2007
        Window                      1 - 36       1 - 28       1 - 23
----------------------------------------------------------------------
A-2b    WAL (yrs)                    4.45         3.36         2.42
        First Payment Date         5/25/2008   9/25/2007    4/25/2007
        Expected Final Maturity   10/25/2011   6/25/2010    5/25/2008
        Window                      36 - 77     28 - 61      23 - 36
----------------------------------------------------------------------
A-2c    WAL (yrs)                    8.80         6.94         5.59
        First Payment Date        10/25/2011   6/25/2010    5/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     77 - 119     61 - 94      36 - 76
----------------------------------------------------------------------
 M-1    WAL (yrs)                    6.48         5.26         4.73
        First Payment Date         6/25/2008   10/25/2008   3/25/2009
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     41 - 94      46 - 76
----------------------------------------------------------------------
 M-2    WAL (yrs)                    6.48         5.23         4.59
        First Payment Date         6/25/2008   9/25/2008    12/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     40 - 94      43 - 76
----------------------------------------------------------------------
 M-3    WAL (yrs)                    6.48         5.21         4.52
        First Payment Date         6/25/2008   8/25/2008    11/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     39 - 94      42 - 76
----------------------------------------------------------------------
 M-4    WAL (yrs)                    6.48         5.20         4.48
        First Payment Date         6/25/2008   8/25/2008    10/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     39 - 94      41 - 76
----------------------------------------------------------------------
 M-5    WAL (yrs)                    6.48         5.19         4.45
        First Payment Date         6/25/2008   7/25/2008    9/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     38 - 94      40 - 76
----------------------------------------------------------------------
 M-6    WAL (yrs)                    6.48         5.18         4.42
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     38 - 94      39 - 76
----------------------------------------------------------------------
 B-1    WAL (yrs)                    6.48         5.18         4.40
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     38 - 94      39 - 76
----------------------------------------------------------------------
 B-2    WAL (yrs)                    6.48         5.17         4.37
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     37 - 94      38 - 76
----------------------------------------------------------------------
 B-3    WAL (yrs)                    6.48         5.16         4.37
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     37 - 94      38 - 76
----------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

----------------------------------------------------------------------
        CPR (%)                       20           25           30
----------------------------------------------------------------------
A-1ss   WAL (yrs)                    3.52         2.76         2.18
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    4/25/2026   5/25/2022    7/25/2019
        Window                      1 - 251     1 - 204      1 - 170
----------------------------------------------------------------------
A-1mz   WAL (yrs)                    3.52         2.76         2.18
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    4/25/2026   5/25/2022    7/25/2019
        Window                      1 - 251     1 - 204      1 - 170
----------------------------------------------------------------------
A-2a    WAL (yrs)                    1.35         1.06         0.87
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    5/25/2008   9/25/2007    4/25/2007
        Window                      1 - 36       1 - 28       1 - 23
----------------------------------------------------------------------
A-2b    WAL (yrs)                    4.45         3.36         2.42
        First Payment Date         5/25/2008   9/25/2007    4/25/2007
        Expected Final Maturity   10/25/2011   6/25/2010    5/25/2008
        Window                      36 - 77     28 - 61      23 - 36
----------------------------------------------------------------------
A-2c    WAL (yrs)                    10.42        8.25         6.70
        First Payment Date        10/25/2011   6/25/2010    5/25/2008
        Expected Final Maturity    8/25/2026   8/25/2022    9/25/2019
        Window                     77 - 255     61 - 207     36 - 172
----------------------------------------------------------------------
 M-1    WAL (yrs)                    7.17         5.82         5.20
        First Payment Date         6/25/2008   10/25/2008   3/25/2009
        Expected Final Maturity    6/25/2023   12/25/2019   5/25/2017
        Window                     37 - 217     41 - 175     46 - 144
----------------------------------------------------------------------
 M-2    WAL (yrs)                    7.15         5.77         5.05
        First Payment Date         6/25/2008   9/25/2008    12/25/2008
        Expected Final Maturity    9/25/2022   5/25/2019    10/25/2016
        Window                     37 - 208     40 - 168     43 - 137
----------------------------------------------------------------------
 M-3    WAL (yrs)                    7.12         5.73         4.96
        First Payment Date         6/25/2008   8/25/2008    11/25/2008
        Expected Final Maturity   12/25/2021   10/25/2018   4/25/2016
        Window                     37 - 199     39 - 161     42 - 131
----------------------------------------------------------------------
 M-4    WAL (yrs)                    7.10         5.70         4.90
        First Payment Date         6/25/2008   8/25/2008    10/25/2008
        Expected Final Maturity    5/25/2021   4/25/2018    12/25/2015
        Window                     37 - 192     39 - 155     41 - 127
----------------------------------------------------------------------
 M-5    WAL (yrs)                    7.07         5.66         4.84
        First Payment Date         6/25/2008   7/25/2008    9/25/2008
        Expected Final Maturity   10/25/2020   9/25/2017    6/25/2015
        Window                     37 - 185     38 - 148     40 - 121
----------------------------------------------------------------------
 M-6    WAL (yrs)                    7.03         5.62         4.79
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    2/25/2020   3/25/2017    1/25/2015
        Window                     37 - 177     38 - 142     39 - 116
----------------------------------------------------------------------
 B-1    WAL (yrs)                    6.97         5.57         4.73
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    5/25/2019   6/25/2016    6/25/2014
        Window                     37 - 168     38 - 133     39 - 109
----------------------------------------------------------------------
 B-2    WAL (yrs)                    6.88         5.48         4.64
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    7/25/2018   10/25/2015   11/25/2013
        Window                     37 - 158     37 - 125     38 - 102
----------------------------------------------------------------------
 B-3    WAL (yrs)                    6.74         5.36         4.54
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    6/25/2017   11/25/2014   2/25/2013
        Window                     37 - 145     37 - 114     38 - 93
----------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-1ss Cap(%)   A-1mz Cap(%)  A-2a Cap(%)  A-2b Cap(%)  A-2c Cap (%)
------   ------------   ------------  -----------  -----------  ------------
          Actual/360    Actual/360    Actual/360   Actual/360    Actual/360

  0                          --            --           --           --
  1         10.20         10.20         10.21        10.21        10.21
  2         10.21         10.21         10.23        10.23        10.23
  3         10.00         10.00         10.01        10.01        10.01
  4         10.01         10.01         10.03        10.03        10.03
  5         10.26         10.26         10.27        10.27        10.27
  6         10.04         10.04         10.05        10.05        10.05
  7         10.28         10.28         10.29        10.29        10.29
  8         10.07         10.07         10.08        10.08        10.08
  9         10.08         10.08         10.09        10.09        10.09
 10         10.84         10.84         10.74        10.74        10.74
 11         10.11         10.11         10.02        10.02        10.02
 12         10.36         10.36         10.27        10.27        10.27
 13         10.14         10.14         10.05        10.05        10.05
 14         10.39         10.39         10.30        10.30        10.30
 15         10.17         10.17         10.09        10.09        10.09
 16          9.99          9.99         10.01        10.01        10.01
 17         10.25         10.25         10.26        10.26        10.26
 18         10.03         10.03         10.05        10.05        10.05
 19         10.29         10.29         10.30        10.30        10.30
 20         10.08         10.08         10.10        10.10        10.10
 21         10.38         10.38         10.37        10.37        10.37
 22         10.92         10.92         10.84        10.84        10.84
 23         10.02         10.02          9.98         9.98         9.98
 24         10.35         10.35         10.30        10.30        10.30
 25         10.08         10.08         10.04        10.04        10.04
 26         10.43         10.43         10.38        10.38        10.38
 27         10.32         10.32            --        10.27        10.27
 28         10.03         10.03            --        10.01        10.01
 29         10.43         10.43            --        10.40        10.40
 30         10.14         10.14            --        10.12        10.12
 31         10.53         10.53            --        10.51        10.51
 32         10.25         10.25            --        10.24        10.24
 33         10.50         10.50            --        10.19        10.19
 34         12.43         12.43            --        12.07        12.07
 35         11.90         11.90            --        11.68        11.68
 36         12.39         12.39            --        12.16        12.16
 37         62.24         62.24            --        62.03        62.03
 38         16.12         16.12            --        15.90        15.90
 39         15.62         15.62            --        15.40        15.40
 40         16.24         16.24            --        15.99        15.99
 41         16.71         16.71            --        16.49        16.49
 42         16.04         16.04            --        15.83        15.83
 43         16.44         16.44            --        16.22        16.22
 44         15.78         15.78            --        15.57        15.57


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-1ss Cap(%)   A-1mz Cap(%)  A-2a Cap(%)  A-2b Cap(%)  A-2c Cap (%)
------   ------------   ------------  -----------  -----------  ------------
          Actual/360    Actual/360    Actual/360   Actual/360    Actual/360

 45         15.70         15.70            --        15.50        15.50
 46         17.55         17.55            --        17.39        17.39
 47         15.91         15.91            --        15.81        15.81
 48         16.44         16.44            --        16.33        16.33
 49         15.91         15.91            --        15.80        15.80
 50         16.43         16.43            --        16.32        16.32
 51         15.91         15.91            --        15.81        15.81
 52         16.03         16.03            --        15.94        15.94
 53         16.62         16.62            --        16.57        16.57
 54         16.08         16.08            --        16.03        16.03
 55         16.61         16.61            --        16.56        16.56
 56         16.08         16.08            --        16.03        16.03
 57         16.09         16.09            --           --        16.04
 58         17.92         17.92            --           --        17.89
 59         16.22         16.22            --           --        16.24
 60         16.76         16.76            --           --        16.78
 61         16.21         16.21            --           --        16.23
 62         16.76         16.76            --           --        16.77
 63         16.22         16.22            --           --        16.24
 64         16.21         16.21            --           --        16.23
 65         16.75         16.75            --           --        16.77
 66         16.21         16.21            --           --        16.22
 67         16.74         16.74            --           --        16.76
 68         16.21         16.21            --           --        16.22
 69         16.21         16.21            --           --        16.22
 70         17.94         17.94            --           --        17.95
 71         16.20         16.20            --           --        16.21
 72         16.73         16.73            --           --        16.75
 73         16.19         16.19            --           --        16.20
 74         16.74         16.74            --           --        16.74
 75         16.19         16.19            --           --        16.20
 76         16.19         16.19            --           --        16.20
 77         16.73         16.73            --           --        16.73
 78         16.18         16.18            --           --        16.19
 79         16.72         16.72            --           --        16.73
 80         16.18         16.18            --           --        16.18
 81         16.18         16.18            --           --        16.18
 82         17.29         17.29            --           --        17.29
 83         16.17         16.17            --           --        16.17
 84         16.70         16.70            --           --        16.71
 85         16.16         16.16            --           --        16.17
 86         16.70         16.70            --           --        16.70
 87         16.15         16.15            --           --        16.16
 88         16.15         16.15            --           --        16.15
 89         16.69         16.69            --           --        16.69
 90         16.14         16.14            --           --        16.15


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-1ss Cap(%)   A-1mz Cap(%)  A-2a Cap(%)  A-2b Cap(%)  A-2c Cap (%)
------   ------------   ------------  -----------  -----------  ------------
          Actual/360    Actual/360    Actual/360   Actual/360    Actual/360

 91         16.68         16.68            --           --        16.68
 92         16.14         16.14            --           --        16.14
 93         16.13         16.13            --           --        16.13
 94         17.86         17.86            --           --        17.86
 95         13.74         13.74            --           --        13.74
 96         13.34         13.34            --           --        13.34
 97         12.94         12.94            --           --        12.94
 98         13.40         13.40            --           --        13.40
 99         13.00         13.00            --           --        13.00
100         13.03         13.03            --           --        13.03
101         13.50         13.50            --           --        13.50
102         13.10         13.10            --           --        13.10
103         13.57         13.57            --           --        13.57
104         13.17         13.17            --           --        13.17
105         13.21         13.21            --           --        13.21
106         14.67         14.67            --           --        14.67
107         13.29         13.29            --           --        13.29
108         13.78         13.78            --           --        13.77
109         13.37         13.37            --           --        13.37
110         13.86         13.86            --           --        13.86
111         13.46         13.46            --           --        13.46
112         13.51         13.51            --           --        13.51
113         14.01         14.01            --           --        14.01
114         13.61         13.61            --           --        13.60
115         14.11         14.11            --           --        14.11
116         13.71         13.71            --           --        13.70
117         13.76         13.76            --           --        13.76
118         15.30         15.30            --           --        15.29
119         13.87         13.87            --           --        13.87
120         14.40         14.40            --           --        14.39
121         13.99         13.99            --           --        13.99
122         14.52         14.52            --           --        14.52
123         14.12         14.12            --           --        14.11
124         14.18         14.18            --           --        14.18
125         14.73         14.73            --           --        14.72
126         14.32         14.32            --           --        14.31
127         14.87         14.87            --           --        14.87
128         14.46         14.46            --           --        14.46
129         14.54         14.54            --           --        14.53
130         15.63         15.63            --           --        15.62
131         14.70         14.70            --           --        14.69
132         15.27         15.27            --           --        15.27
133         14.87         14.87            --           --        14.86
134         15.45         15.45            --           --        15.44
135         15.04         15.04            --           --        15.04
136         15.13         15.13            --           --        15.13


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-1ss Cap(%)   A-1mz Cap(%)  A-2a Cap(%)  A-2b Cap(%)  A-2c Cap (%)
------   ------------   ------------  -----------  -----------  ------------
          Actual/360    Actual/360    Actual/360   Actual/360    Actual/360

137         15.74         15.74            --           --        15.73
138         15.33         15.33            --           --        15.32
139         15.94         15.94            --           --        15.93
140         15.53         15.53            --           --        15.52
141         15.64         15.64            --           --        15.63
142         17.43         17.43            --           --        17.42
143         15.86         15.86            --           --        15.85
144         16.51         16.51            --           --        16.50
145         16.10         16.10            --           --        16.09
146         16.76         16.76            --           --        16.75
147         16.34         16.34            --           --        16.33
148         16.47         16.47            --           --        16.46
149         17.16         17.16            --           --        17.15
150         16.74         16.74            --           --        16.73
151         17.45         17.45            --           --        17.44
152         17.03         17.03            --           --        17.02
153         17.18         17.18            --           --        17.17
154         19.19         19.19            --           --        19.18
155         17.49         17.49            --           --        17.48
156         18.24         18.24            --           --        18.23
157         17.82         17.82            --           --        17.81
158         18.60         18.60            --           --        18.58
159         18.17         18.17            --           --        18.16
160         18.36         18.36            --           --        18.34
161         19.16         19.16            --           --        19.15
162         18.74         18.74            --           --        18.72
163         19.57         19.57            --           --        19.55
164         19.14         19.14            --           --        19.13
165         19.41         19.41            --           --        19.40
166         21.92         21.92            --           --        21.90
167         20.21         20.21            --           --        20.19
168         21.34         21.34            --           --        21.32
169         21.13         21.13            --           --        21.11
170         22.36         22.36            --           --        22.34
171         22.20         22.20            --           --        22.18
172         22.80         22.80            --           --        22.78
173         24.24         24.24            --           --        24.22
174         24.18         24.18            --           --        24.16
175         25.80         25.80            --           --        25.78
176         25.83         25.83            --           --        25.82
177         27.24         27.24            --           --        27.23
178         34.12         34.12            --           --        34.04
179         34.17         34.17            --           --        34.10
180         37.41         37.41            --           --        37.33
181         38.56         38.56            --           --        38.49
182         42.71         42.71            --           --        42.64


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------



                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-1ss Cap(%)   A-1mz Cap(%)  A-2a Cap(%)  A-2b Cap(%)  A-2c Cap (%)
------   ------------   ------------  -----------  -----------  ------------
          Actual/360    Actual/360    Actual/360   Actual/360    Actual/360

183         44.65         44.65            --           --        44.58
184         48.67         48.67            --           --        48.60
185         55.43         55.43            --           --        55.36
186         59.97         59.97            --           --        59.90
187         70.53         70.53            --           --        70.46
188         79.59         79.59            --           --        79.52
189         96.04         96.04            --           --        95.97
190        135.09        135.09            --           --       135.01
191        169.20        169.20            --           --       169.13
192            --            --            --           --       290.65
193            --            --            --           --            *
194            --            --            --           --           --


* In Period 193 the Class A-2c has a beginning balance of approximately $59,711 and is paid approximately $116,644 in interest.


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   M-1 Cap(%)   M-2 Cap(%)   M-3 Cap(%)   M-4 Cap(%)   M-5 Cap(%)   M-6 Cap(%)   B-1 Cap(%)   B-2 Cap(%)   B-3 Cap(%)
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
  0           --           --           --           --           --           --           --           --           --
  1         9.48         9.48         9.48         9.48         9.48         9.48         9.48         9.48         9.48
  2         9.49         9.49         9.49         9.49         9.49         9.49         9.49         9.49         9.49
  3         9.27         9.27         9.27         9.27         9.27         9.27         9.27         9.27         9.27
  4         9.28         9.28         9.28         9.28         9.28         9.28         9.28         9.28         9.28
  5         9.50         9.50         9.50         9.50         9.50         9.50         9.50         9.50         9.50
  6         9.29         9.29         9.29         9.29         9.29         9.29         9.29         9.29         9.29
  7         9.51         9.51         9.51         9.51         9.51         9.51         9.51         9.51         9.51
  8         9.29         9.29         9.29         9.29         9.29         9.29         9.29         9.29         9.29
  9         9.29         9.29         9.29         9.29         9.29         9.29         9.29         9.29         9.29
 10        10.00        10.00        10.00        10.00        10.00        10.00        10.00        10.00        10.00
 11         9.30         9.30         9.30         9.30         9.30         9.30         9.30         9.30         9.30
 12         9.52         9.52         9.52         9.52         9.52         9.52         9.52         9.52         9.52
 13         9.30         9.30         9.30         9.30         9.30         9.30         9.30         9.30         9.30
 14         9.52         9.52         9.52         9.52         9.52         9.52         9.52         9.52         9.52
 15         9.31         9.31         9.31         9.31         9.31         9.31         9.31         9.31         9.31
 16         9.31         9.31         9.31         9.31         9.31         9.31         9.31         9.31         9.31
 17         9.53         9.53         9.53         9.53         9.53         9.53         9.53         9.53         9.53
 18         9.31         9.31         9.31         9.31         9.31         9.31         9.31         9.31         9.31
 19         9.53         9.53         9.53         9.53         9.53         9.53         9.53         9.53         9.53
 20         9.32         9.32         9.32         9.32         9.32         9.32         9.32         9.32         9.32
 21         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56
 22        10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34
 23         9.50         9.50         9.50         9.50         9.50         9.50         9.50         9.50         9.50
 24         9.77         9.77         9.77         9.77         9.77         9.77         9.77         9.77         9.77
 25         9.50         9.50         9.50         9.50         9.50         9.50         9.50         9.50         9.50
 26         9.78         9.78         9.78         9.78         9.78         9.78         9.78         9.78         9.78
 27         9.65         9.65         9.65         9.65         9.65         9.65         9.65         9.65         9.65
 28         9.72         9.72         9.72         9.72         9.72         9.72         9.72         9.72         9.72
 29        10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02
 30         9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73
 31        10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02
 32         9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73
 33         9.89         9.89         9.89         9.89         9.89         9.89         9.89         9.89         9.89
 34        10.65        10.65        10.65        10.65        10.65        10.65        10.65        10.65        10.65
 35        10.19        10.19        10.19        10.19        10.19        10.19        10.19        10.19        10.19
 36        10.53        10.53        10.53        10.53        10.53        10.53        10.53        10.53        10.53
 37        10.19        10.19        10.19        10.19        10.19        10.19        10.19        10.19        10.19
 38        10.53        10.53        10.53        10.53        10.53        10.53        10.53        10.53        10.53
 39        10.33        10.33        10.33        10.33        10.33        10.33        10.33        10.33        10.33
 40        10.99        10.99        10.99        10.99        10.99        10.99        10.99        10.99        10.99
 41        11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44
 42        11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07
 43        11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44
 44        11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07
 45        11.11        11.11        11.11        11.11        11.11        11.11        11.11        11.11        11.11



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   M-1 Cap(%)   M-2 Cap(%)   M-3 Cap(%)   M-4 Cap(%)   M-5 Cap(%)   M-6 Cap(%)   B-1 Cap(%)   B-2 Cap(%)   B-3 Cap(%)
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

 46        12.57        12.57        12.57        12.57        12.57        12.57        12.57        12.57        12.57
 47        11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43
 48        11.81        11.81        11.81        11.81        11.81        11.81        11.81        11.81        11.81
 49        11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43
 50        11.80        11.80        11.80        11.80        11.80        11.80        11.80        11.80        11.80
 51        11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43
 52        11.55        11.55        11.55        11.55        11.55        11.55        11.55        11.55        11.55
 53        12.01        12.01        12.01        12.01        12.01        12.01        12.01        12.01        12.01
 54        11.62        11.62        11.62        11.62        11.62        11.62        11.62        11.62        11.62
 55        12.00        12.00        12.00        12.00        12.00        12.00        12.00        12.00        12.00
 56        11.62        11.62        11.62        11.62        11.62        11.62        11.62        11.62        11.62
 57        11.63        11.63        11.63        11.63        11.63        11.63        11.63        11.63        11.63
 58        12.97        12.97        12.97        12.97        12.97        12.97        12.97        12.97        12.97
 59        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77
 60        12.16        12.16        12.16        12.16        12.16        12.16        12.16        12.16        12.16
 61        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77
 62        12.16        12.16        12.16        12.16        12.16        12.16        12.16        12.16        12.16
 63        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77
 64        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77        11.77
 65        12.15        12.15        12.15        12.15        12.15        12.15        12.15        12.15        12.15
 66        11.76        11.76        11.76        11.76        11.76        11.76        11.76        11.76        11.76
 67        12.15        12.15        12.15        12.15        12.15        12.15        12.15        12.15        12.15
 68        11.76        11.76        11.76        11.76        11.76        11.76        11.76        11.76        11.76
 69        11.76        11.76        11.76        11.76        11.76        11.76        11.76        11.76        11.76
 70        13.01        13.01        13.01        13.01        13.01        13.01        13.01        13.01        13.01
 71        11.75        11.75        11.75        11.75        11.75        11.75        11.75        11.75        11.75
 72        12.14        12.14        12.14        12.14        12.14        12.14        12.14        12.14        12.14
 73        11.74        11.74        11.74        11.74        11.74        11.74        11.74        11.74        11.74
 74        12.13        12.13        12.13        12.13        12.13        12.13        12.13        12.13        12.13
 75        11.74        11.74        11.74        11.74        11.74        11.74        11.74        11.74        11.74
 76        11.74        11.74        11.74        11.74        11.74        11.74        11.74        11.74        11.74
 77        12.12        12.12        12.12        12.12        12.12        12.12        12.12        12.12        12.12
 78        11.73        11.73        11.73        11.73        11.73        11.73        11.73        11.73        11.73
 79        12.12        12.12        12.12        12.12        12.12        12.12        12.12        12.12        12.12
 80        11.72        11.72        11.72        11.72        11.72        11.72        11.72        11.72        11.72
 81        11.72        11.72        11.72        11.72        11.72        11.72        11.72        11.72        11.72
 82        12.53        12.53        12.53        12.53        12.53        12.53        12.53        12.53        12.53
 83        11.71        11.71        11.71        11.71        11.71        11.71        11.71        11.71        11.71
 84        12.10        12.10        12.10        12.10        12.10        12.10        12.10        12.10        12.10
 85        11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70
 86        12.09        12.09        12.09        12.09        12.09        12.09        12.09        12.09        12.09
 87        11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70
 88        11.69        11.69        11.69        11.69        11.69        11.69        11.69        11.69        11.69
 89        12.08        12.08        12.08        12.08        12.08        12.08        12.08        12.08        12.08
 90        11.68        11.68        11.68        11.68        11.68        11.68        11.68        11.68        11.68
 91        12.07        12.07        12.07        12.07        12.07        12.07        12.07        12.07        12.07
 92        11.68        11.68        11.68        11.68        11.68        11.68        11.68        11.68        11.68



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   M-1 Cap(%)   M-2 Cap(%)   M-3 Cap(%)   M-4 Cap(%)   M-5 Cap(%)   M-6 Cap(%)   B-1 Cap(%)   B-2 Cap(%)   B-3 Cap(%)
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

 93        11.67        11.67        11.67        11.67        11.67        11.67        11.67        11.67        11.67
 94        12.92        12.92        12.92        12.92        12.92        12.92        12.92        12.92        12.92
 95        11.66        11.66        11.66        11.66        11.66        11.66        11.66        11.66        11.66
 96        12.05        12.05        12.05        12.05        12.05        12.05        12.05        12.05        12.05
 97        11.66        11.66        11.66        11.66        11.66        11.66        11.66        11.66        11.66
 98        12.04        12.04        12.04        12.04        12.04        12.04        12.04        12.04        12.04
 99        11.65        11.65        11.65        11.65        11.65        11.65        11.65        11.65        11.65
100        11.64        11.64        11.64        11.64        11.64        11.64        11.64        11.64        11.64
101        12.03        12.03        12.03        12.03        12.03        12.03        12.03        12.03        12.03
102        11.64        11.64        11.64        11.64        11.64        11.64        11.64        11.64        11.64
103        12.02        12.02        12.02        12.02        12.02        12.02        12.02        12.02        12.02
104        11.63        11.63        11.63        11.63        11.63        11.63        11.63        11.63        11.63
105        11.62        11.62        11.62        11.62        11.62        11.62        11.62        11.62        11.62
106        12.87        12.87        12.87        12.87        12.87        12.87        12.87        12.87        12.87
107        11.62        11.62        11.62        11.62        11.62        11.62        11.62        11.62           --
108        12.00        12.00        12.00        12.00        12.00        12.00        12.00        12.00           --
109        11.61        11.61        11.61        11.61        11.61        11.61        11.61        11.61           --
110        11.99        11.99        11.99        11.99        11.99        11.99        11.99        11.99           --
111        11.60        11.60        11.60        11.60        11.60        11.60        11.60        11.60           --
112        11.60        11.60        11.60        11.60        11.60        11.60        11.60        11.60           --
113        11.98        11.98        11.98        11.98        11.98        11.98        11.98        11.98           --
114        11.59        11.59        11.59        11.59        11.59        11.59        11.59        11.59           --
115        11.97        11.97        11.97        11.97        11.97        11.97        11.97        11.97           --
116        11.58        11.58        11.58        11.58        11.58        11.58        11.58        11.58           --
117        11.58        11.58        11.58        11.58        11.58        11.58        11.58           --           --
118        12.81        12.81        12.81        12.81        12.81        12.81        12.81           --           --
119        11.57        11.57        11.57        11.57        11.57        11.57        11.57           --           --
120        11.95        11.95        11.95        11.95        11.95        11.95        11.95           --           --
121        11.56        11.56        11.56        11.56        11.56        11.56        11.56           --           --
122        11.94        11.94        11.94        11.94        11.94        11.94        11.94           --           --
123        11.55        11.55        11.55        11.55        11.55        11.55        11.55           --           --
124        11.55        11.55        11.55        11.55        11.55        11.55        11.55           --           --
125        11.93        11.93        11.93        11.93        11.93        11.93           --           --           --
126        11.54        11.54        11.54        11.54        11.54        11.54           --           --           --
127        11.92        11.92        11.92        11.92        11.92        11.92           --           --           --
128        11.53        11.53        11.53        11.53        11.53        11.53           --           --           --
129        11.53        11.53        11.53        11.53        11.53        11.53           --           --           --
130        12.32        12.32        12.32        12.32        12.32        12.32           --           --           --
131        11.52        11.52        11.52        11.52        11.52        11.52           --           --           --
132        11.90        11.90        11.90        11.90        11.90        11.90           --           --           --
133        11.51        11.51        11.51        11.51        11.51           --           --           --           --
134        11.89        11.89        11.89        11.89        11.89           --           --           --           --
135        11.50        11.50        11.50        11.50        11.50           --           --           --           --
136        11.50        11.50        11.50        11.50        11.50           --           --           --           --
137        11.88        11.88        11.88        11.88        11.88           --           --           --           --
138        11.49        11.49        11.49        11.49        11.49           --           --           --           --
139        11.87        11.87        11.87        11.87           --           --           --           --           --



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   M-1 Cap(%)   M-2 Cap(%)   M-3 Cap(%)   M-4 Cap(%)   M-5 Cap(%)   M-6 Cap(%)   B-1 Cap(%)   B-2 Cap(%)   B-3 Cap(%)
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

140        11.48        11.48        11.48        11.48           --           --           --           --           --
141        11.48        11.48        11.48        11.48           --           --           --           --           --
142        12.70        12.70        12.70        12.70           --           --           --           --           --
143        11.47        11.47        11.47        11.47           --           --           --           --           --
144        11.85        11.85        11.85        11.85           --           --           --           --           --
145        11.46        11.46        11.46           --           --           --           --           --           --
146        11.84        11.84        11.84           --           --           --           --           --           --
147        11.45        11.45        11.45           --           --           --           --           --           --
148        11.45        11.45        11.45           --           --           --           --           --           --
149        11.83        11.83        11.83           --           --           --           --           --           --
150        11.44        11.44        11.44           --           --           --           --           --           --
151        11.82        11.82           --           --           --           --           --           --           --
152        11.43        11.43           --           --           --           --           --           --           --
153        11.43        11.43           --           --           --           --           --           --           --
154        12.65        12.65           --           --           --           --           --           --           --
155        11.42        11.42           --           --           --           --           --           --           --
156        11.80        11.80           --           --           --           --           --           --           --
157        11.41        11.41           --           --           --           --           --           --           --
158        11.79           --           --           --           --           --           --           --           --
159        11.40           --           --           --           --           --           --           --           --
160        11.40           --           --           --           --           --           --           --           --
161        11.78           --           --           --           --           --           --           --           --
162        11.39           --           --           --           --           --           --           --           --
163        11.77           --           --           --           --           --           --           --           --
164        11.38           --           --           --           --           --           --           --           --
165           --           --           --           --           --           --           --           --           --



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Senior Interest Rate Cap Schedules


                    Group I Class A Cap                     Group II Class A Cap
                    -------------------                     --------------------
Period       Balance ($)      Strike %  Ceiling %    Balance ($)     Strike %  Ceiling %
 1         261,789,000.00      6.60      9.75      468,963,000.00      6.50      9.75
 2         253,727,650.09      6.60      9.75      454,450,312.36      6.50      9.75
 3         245,821,649.35      6.60      9.75      440,228,916.58      6.50      9.75
 4         238,066,322.60      6.60      9.75      426,289,998.59      6.50      9.75
 5         230,456,807.28      6.60      9.75      412,625,001.09      6.50      9.75
 6         222,988,829.46      6.60      9.75      399,225,350.33      6.50      9.75
 7         215,658,284.13      6.60      9.75      386,083,428.51      6.50      9.75
 8         208,461,470.50      6.60      9.75      373,192,165.96      6.50      9.75
 9         201,395,002.09      6.60      9.75      360,545,049.73      6.50      9.75
10         194,455,857.92      6.60      9.75      348,136,129.72      6.60      9.75
11         187,641,694.06      6.60      9.75      335,960,003.77      6.60      9.75
12         180,950,534.93      6.60      9.75      324,012,276.07      6.60      9.75
13         174,381,260.66      6.60      9.75      312,290,627.23      6.60      9.75
14         167,940,508.02      6.60      9.75      300,798,588.23      6.60      9.75
15         161,669,333.60      6.60      9.75      289,582,484.37      6.60      9.75
16         155,565,298.14      6.80      9.75      278,663,891.42      6.70      9.75
17         149,623,937.65      6.80      9.75      268,036,231.64      6.70      9.75
18         143,840,920.95      6.80      9.75      257,691,531.56      6.70      9.75
19         138,212,016.02      6.80      9.75      247,622,301.09      6.70      9.75
20         132,733,112.26      6.80      9.75      237,821,197.00      6.70      9.75
21         127,400,344.40      6.80      9.75      228,280,973.70      6.70      9.75
22         122,210,672.40      8.75      9.75      218,978,034.94      8.55      9.75
23         117,173,713.07      8.75      9.75      209,932,993.01      8.55      9.75
24         112,270,274.98      8.75      9.75      201,129,285.83      8.55      9.75
25         107,497,058.98      8.75      9.75      192,559,966.28      8.55      9.75
26         102,850,603.88      8.75      9.75      184,218,789.16      8.55      9.75
27          98,327,549.52      8.75      9.75      176,099,719.51      8.55      9.75
28                     --        --        --      168,198,146.84      9.45      9.75
29                     --        --        --      160,508,096.75      9.45      9.75
30                     --        --        --      153,022,717.15      9.45      9.75
31                     --        --        --      145,736,540.48      9.45      9.75
32                     --        --        --      138,644,261.68      9.45      9.75
33                     --        --        --                  --        --        --



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Subordinate Interest Rate Cap Schedules


                      Class M Cap                             Class B Cap
                      -----------                             -----------
Period       Balance ($)     Strike %  Ceiling %     Balance ($)     Strike %  Ceiling %
 1         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 2         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 3         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 4         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 5         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 6         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 7         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 8         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
 9         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
10         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
11         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
12         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
13         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
14         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
15         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
16         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
17         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
18         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
19         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
20         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
21         124,931,000.00      6.00      8.75      34,447,000.00      5.15      7.90
22         124,931,000.00      7.60      8.95      34,447,000.00      6.75      8.10
23         124,931,000.00      7.60      8.95      34,447,000.00      6.75      8.10
24         124,931,000.00      7.60      8.95      34,447,000.00      6.75      8.10
25         124,931,000.00      7.60      8.95      34,447,000.00      6.75      8.10
26         124,931,000.00      7.60      8.95      34,447,000.00      6.75      8.10
27         124,931,000.00      7.60      8.95      34,447,000.00      6.75      8.10
28         124,931,000.00      8.35      9.20      34,447,000.00      7.50      8.35
29         124,931,000.00      8.35      9.20      34,447,000.00      7.50      8.35
30         124,931,000.00      8.35      9.20      34,447,000.00      7.50      8.35
31         124,931,000.00      8.35      9.20      34,447,000.00      7.50      8.35
32         124,931,000.00      8.35      9.20      34,447,000.00      7.50      8.35
33         124,931,000.00      8.35      9.20      34,447,000.00      7.50      8.35
34                     --        --        --                 --        --        --



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------